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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
UTSTARCOM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EXPLANATORY NOTE

        Pursuant to this Amendment No. 1 to the Proxy Statement, the definitive proxy statement on Schedule 14A as filed with the Securities & Exchange Commission on June 16, 2006 (the "Proxy Statement") is being amended to update certain information relating to director compensation and related-party transactions approved by the Board of Directors of UTStarcom, Inc. on June 20, 2006. The Proxy Statement is being re-filed in its entirety, as amended.

June 21, 2006

Dear Stockholder:

        You are cordially invited to attend the 2006 annual meeting of stockholders of UTStarcom, Inc. (the "Company") to be held at the Hilton Oakland Airport, 1 Hegenberger Road, Oakland, California 94621, on Friday, July 21, 2006 at 10:00 a.m., Pacific Daylight Time. Enclosed are a notice of annual meeting of stockholders, a proxy statement describing the business to be transacted at the meeting, and a proxy card for use in voting at the meeting.

        At the annual meeting, you will be asked to vote on the important matters described in detail in the notice of annual meeting of stockholders and proxy statement accompanying this letter. There also will be an opportunity for you to ask questions and receive information about the business of the Company.

        Included with the proxy statement is a copy of the Company's annual report to stockholders. We encourage you to read the annual report. It includes information on the Company's operations as well as the Company's audited financial statements.

        Please take this opportunity to participate in the affairs of the Company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.

        We look forward to seeing you at the meeting.

Sincerely,
/s/ HONG LIANG LU Hong Liang Lu President, Chief Executive Officer and Chairman of the Board of Directors

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND DESIRE TO WITHDRAW YOUR PROXY, YOU MAY VOTE IN PERSON AND YOUR PROXY WILL BE WITHDRAWN.

UTSTARCOM, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held July 21, 2006

To the Stockholders:

        NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of UTStarcom, Inc. (the "Company"), a Delaware corporation, will be held on Friday, July 21, 2006 at 10:00 a.m., Pacific Daylight Time, at the Hilton Oakland Airport, 1 Hegenberger Road, Oakland, California 94621, for the following purposes:

  1.
  To elect two Class III Directors to serve for a term expiring on the date on which the annual meeting of stockholders is held in the year 2009.

  2.
  To approve the 2006 Equity Incentive Plan, including approval of its material terms and performance goals for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

  3.
  To ratify and approve the appointment of PricewaterhouseCoopers LLP as the independent registered accounting firm of the Company for the fiscal year ending December 31, 2006.

  4.
  To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the proxy statement accompanying this notice.

        Only stockholders of record at the close of business on May 25, 2006 are entitled to notice of, and to vote at, the Annual Meeting.

        All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to complete, sign and return the enclosed proxy card as promptly as possible in the postage-paid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

By Order of the Board of Directors
/s/ FRANCIS P. BARTON Francis P. Barton Executive Vice President and Chief Financial Officer

Alameda, California
June 21, 2006

YOUR VOTE IS IMPORTANT

        To assure your representation at the Annual Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed postage-paid envelope, which requires no postage if mailed in the United States.

UTSTARCOM, INC.

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT AND
VOTING AT THE ANNUAL MEETING

Q:
Why am I receiving these materials?

A:
The Board of Directors (the "Board" or "Board of Directors") of UTStarcom, Inc. (the "Company") is providing this proxy statement (the "Proxy Statement") prepared in connection with the Company's annual meeting of stockholders, which will take place on Friday, July 21, 2006 at 10:00 a.m., Pacific Daylight Time (the "Annual Meeting" or "2006 Annual Meeting") at the Hilton Oakland Airport, 1 Hegenberger Road, Oakland, California 94621. The Company's telephone number at that location is (510) 635-5000. As a stockholder, you are invited to attend the Annual Meeting and requested to vote on the proposals described in this Proxy Statement.

  Only stockholders of record at the close of business on May 25, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 121,089,996 shares of the Company's common stock, par value $0.00125 per share (the "Common Stock"), were issued and outstanding. No shares of the Company's preferred stock, par value $0.00125 per share, were issued and outstanding.

Q:
What information is contained in this Proxy Statement?

A:
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers in 2005, and certain other required information.

Q:
How may I obtain a separate set of proxy materials or Annual Report for 2005?

A:
If you share an address with another stockholder and previously consented to receiving one copy of the Proxy Statement on a voter instruction card submitted for last year's annual meeting of stockholders, only one copy of this Proxy Statement is being delivered to you. A stockholder at a shared address who received a single copy of this Proxy Statement may request a separate copy either by calling the number provided below or mailing a written request to the address below:

Corporate Secretary
UTStarcom, Inc.
1275 Harbor Bay Parkway
Alameda, California 94502
510-864-8800

  The Company will promptly mail a separate copy of this Proxy Statement upon such request, but any such request should be made as soon as possible to ensure timely delivery.

  Stockholders who share an address and received multiple copies of this Proxy Statement may also request that a single copy of the proxy statement be delivered in the future by filling out the applicable section of the voter instruction card for the Annual Meeting.

Q:
What proposals will be voted on at the Annual Meeting?

A:
The proposals scheduled to be voted on at the Annual Meeting are:

  •
  The election of two Class III Directors;

    •
    The approval of the material terms and performance goals of the Company's 2006 Equity Incentive Plan; and

    •
    The ratification and approval of the PricewaterhouseCoopers LLP as the independent registered accounting firm of the Company for the fiscal year ending December 31, 2006.

Q:
How does the Board recommend that I vote?

A:
The Company's Board of Directors recommends that you vote your shares (1) "FOR" each of the nominees to the Board of Directors, (2) "FOR" the approval of the 2006 Equity Incentive Plan, and (3) "FOR" the ratification and approval of the Company's independent registered public accounting firm for the 2006 fiscal year.

Q:
How many votes do I have?

A:
On each proposal to be voted upon, you have one vote for each share of the Common Stock of the Company you own as of the Record Date.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Many of the Company's stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Stockholder of Record:    If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., as of the Record Date, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting. The Company has enclosed a proxy card for your use.

  Beneficial Owner:    If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card by your broker, trustee or nominee, as the case may be. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote, and you are also invited to attend the Annual Meeting. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or other nominee how to vote your shares.

Q:
How can I vote my shares in person at the Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:
How can I vote my shares without attending the Annual Meeting?

A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

  By Internet:    Stockholders of record with Internet access may submit proxies by following the "Vote-Using-the-Internet" instructions on their proxy cards until 1:00 a.m., Central Time, on July 21, 2006. Most stockholders who hold shares beneficially in street name may vote by accessing the web site specified on the voting instruction cards provided by their brokers, trustees or nominees. Please check the voting instruction card for Internet voting availability.

  By Telephone:    Stockholders of record who live in the United States or Canada may submit proxies by following the "Vote-Using-the-Telephone" instructions on their proxy cards until 1:00 a.m., Central Time, on July 21, 2006. Most stockholders who hold shares beneficially in street name may vote by phone by calling the number specified on the voting instruction cards provided by their brokers, trustees or nominees. Please check the voting instruction card for telephone voting availability.

  By Mail:    Stockholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted. Stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers, trustees or nominees and mailing them in the accompanying pre-addressed envelopes.

Q:
Can I change my vote?

A:
You may change your proxy at any time prior to the proxy being used at the Annual Meeting by (i) delivering to the Corporate Secretary of the Company at UTStarcom, Inc., 1275 Harbor Bay Parkway, Alameda, California 94502 a written notice of revocation or a duly executed proxy bearing a later date, or (ii) attending the Annual Meeting and voting in person. The mere presence at the Annual Meeting of a stockholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card, or if no instructions are indicated, will be voted "FOR" the slate of nominees for the Board described herein, "FOR" Proposal No. 2, "FOR" Proposal No. 3 and as to any other matter that may properly be brought before the Annual Meeting in accordance with the judgment of the proxy holders. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee following the instruction they provided, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q:
How many shares must be present or represented to conduct business at the Annual Meeting?

A:
The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of the issued and outstanding Common Stock of the Company as of the Record Date must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

Q:
What is the voting requirement to approve each of the proposals?

A:
In the election of directors, the two nominees receiving the highest number of "FOR" votes at the Annual Meeting will be elected.

  The approval of the 2006 Equity Incentive Plan requires the affirmative "FOR" vote of a majority of the total number of shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

  The proposal to ratify the appointment of PricewaterhouseCooper LLP as the Company's independent registered public accounting firm, requires the affirmative "FOR" vote of a majority of the total number of shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

Q:
How are votes counted?

A:
In the election of directors, you may vote "FOR" all or some of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. Votes "WITHHELD" with respect to the election of directors will be counted for purposes of determining the presence or absence of a quorum at the Annual Meeting but will have no other legal effect upon election of directors. You may not cumulate your votes for the election of directors.

  For the proposals to approve the 2006 Equity Incentive Plan and to ratify the appointment of PricewaterhouseCooper LLP as the Company's independent registered public accounting firm, you may vote "FOR," "AGAINST" or "ABSTAIN."

  If you elect to "ABSTAIN," the abstention has the same effect as a vote "AGAINST." If you provide specific instructions with regard to certain proposals, your shares will be voted as you instruct on such proposals.

Q:
What is the effect of broker non-votes?

A:
If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote or votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any proposal being voted on at the Annual Meeting, but will count towards establishing quorum. Abstentions, however, as noted above, will have the same effect as votes against the proposal.

Q:
Who will serve as inspector of elections?

A:
The inspector of elections will be a representative from Computershare Trust Company, N.A.

Q:
Who will bear the cost of soliciting votes for the Annual Meeting?

A:
This solicitation is made by the Company, and all costs associated with soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees personally or by telephone, facsimile or electronic mail. No additional compensation will be paid to these persons for such services.

Q:
What is the deadline for submission of stockholder proposals for consideration at the Annual Meeting?

A:
For a stockholder proposal to be considered for this year's Annual Meeting, the stockholder must (i) deliver a proxy statement and form of proxy to holders of a sufficient number of shares of the Company's Common Stock to approve that proposal, (ii) provide the information required by the Company's bylaws (the "Bylaws") and (iii) give notice to the Corporate Secretary in accordance with the Bylaws, which requires that the notice be received by the Corporate Secretary within ten (10) days of the mailing date of this Proxy Statement, June 21, 2006. Notice of proposals should be addressed to:

Corporate Secretary
UTStarcom, Inc.
1275 Harbor Bay Parkway
Alameda, California 94502

Q:
What is the deadline for submission of stockholder proposals for consideration at the 2007 annual meeting of stockholders?

A:
Stockholder Proposals Other Than Nomination of Directors.    For a stockholder proposal to be considered for inclusion in the proxy statement for the 2007 annual meeting (the "2007 Annual Meeting"), the Corporate Secretary of the Company must receive the written proposal by such stockholder at the Company's principal executive offices no later than February 16, 2007. Such proposals also must comply with Securities and Exchange Commission (the "SEC") regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Notice of such proposals should be addressed to:

Corporate Secretary
UTStarcom, Inc.
1275 Harbor Bay Parkway
Alameda, California 94502

  For a stockholder proposal that is not intended to be included in the Company's proxy statement under Rule 14a-8, the stockholder must (i) deliver a proxy statement and form of proxy to holders of a sufficient number of shares of the Company's Common Stock to approve that proposal, (ii) provide the information required by the Bylaws and (iii) give timely notice to the Corporate Secretary in accordance with the Bylaws, which generally require that the notice be received by the Corporate Secretary of the Company prior to May 2, 2007.

  However, if the date of the 2007 Annual Meeting (the "2007 Annual Meeting Date") is moved more than 30 days before or after the anniversary of the 2006 Annual Meeting, then the Board shall determine an appropriate date by which notice of a stockholder proposal that is not intended to be included in the Company's proxy statement must be received by the Company (the "Notice Deadline"). The Company will publicize the Notice Deadline at least ten (10) days prior to the Notice Deadline by:

    •
    a filing pursuant to the Securities Exchange Act of 1934, as amended; or

    •
    a press release.

  Nomination of Director Candidates:    The Bylaws permit stockholders to nominate directors for election at an annual stockholder meeting. To nominate a director, the stockholder must provide the information required by the Bylaws. To nominate directors for election at the 2007 Annual Meeting, the stockholder making such nomination must give timely notice to the Corporate

  Secretary in accordance with the Bylaws, which must be received by the Corporate Secretary not less than one hundred twenty (120) days prior to the 2007 Annual Meeting.

  However, in the event the Company fails to publicize the 2007 Annual Meeting Date at least one hundred thirty (130) days prior to the 2007 Annual Meeting, notice by the stockholder must be received by the Corporate Secretary within ten (10) days of:

    •
    the first public disclosure of the 2007 Annual Meeting Date by the Company; or

    •
    the date the notice of the 2007 Annual Meeting Date is mailed to the Company's stockholders.

  Copy of Company Bylaws:    Copies of the provisions of the Bylaws governing the form and delivery requirements of stockholder nominations or proposals may be obtained by sending an email request to the Company's investor relations department at investorrelations@utstar.com. A copy of the entire Bylaws is available via the link entitled "Corporate Governance" on the Company's website at http://investorrelations.utstar.com/governance.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nominees

        The authorized number of directors of the Company is currently established at six. The Company's certificate of incorporation provides that directors shall be divided into three classes, with the classes serving for staggered, three-year terms (or less if they are filling a vacancy). Currently there are two directors in each of Class I, Class II and Class III. Each of the two Class II Directors, Allen Lenzmeier and Larry Horner, will hold office until the 2008 annual meeting or until the Class II Director's successor has been duly elected and qualified, and each of the two Class I Directors, Thomas Toy and Ying Wu, will hold office until the 2007 annual meeting or until the Class I Director's successor has been duly elected and qualified. The Company's nominees for election as the Class III Directors at this Annual Meeting are the current Class III Directors Hong Liang Lu and Jeff Clarke.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's two nominees for Class III Directors, Hong Liang Lu and Jeff Clarke, each to hold office until the 2009 annual meeting or until either of the Class III Director's successor has been duly elected and qualified.

        The Company expects that each nominee for election as a Class III Director at the Annual Meeting will be able to serve if elected. Mr. Lu has notified the Company of his resignation as the Company's President, Chief Executive Officer and Chairman of the Board, effective December 31, 2006. Mr. Toy will assume the position of Chairman of the Board effective January 1, 2007.

        In the event that any nominee of the Company becomes unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board to fill the vacancy.

Required Vote

        The two nominees receiving the highest number of votes of the shares entitled to be voted for such nominees shall be elected as Class III Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but have no other legal effect upon election of directors under the Delaware General Corporation Law.

        THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

BOARD OF DIRECTORS

        The names of the two Class III nominees for director and the current Class I and Class II Directors with unexpired terms, their ages as of July 21, 2006 and certain other information are set forth below:

Name of Director	Age	Principal Occupation	Director Since	Term Expires
Nominees for Class III Directors:
Jeff Clarke(1)	46	Chief Executive Officer and President of Travel Distribution Services (TDS) Division of Cendant Corporation	2005	2006
Hong Liang Lu(2)	51	President, Chief Executive Officer and Chairman of the Board	1991	2006
Continuing Class II Directors:
Larry Horner	72	Member of the board of directors of ConocoPhillips, Clinical Data, Inc., Novitron International, Inc., Technical Olympic USA, Inc. and New River Pharmaceuticals, Inc.	2000	2008
Allen Lenzmeier	62	Vice Chairman and member of the board of directors of Best Buy Co. Inc.	2005	2008
Continuing Class I Directors:
Thomas Toy(2)	51	Managing Director of PacRim Venture Partners, partner of Smart Forest Ventures and member of the board of directors of White Electronic Designs Corporation	1995	2007
Ying Wu(2)	46	Executive Vice President and Vice Chairman of the Board, and Chairman and Chief Executive Officer for China	1995	2007

(1)
Mr. Clarke was appointed by unanimous written consent of the Board on January 17, 2005. Mr. Clarke is now the Company's nominee as a Class III Director to serve on the Board until 2009.

(2)
On May 5, 2006, Mr. Lu notified the Company of his resignation as the Company's President, Chief Executive Officer and Chairman of the Board, effective December 31, 2006. Mr. Wu will assume the position of Chief Executive Officer effective January 1, 2007. Mr. Toy will assume the position of Chairman of the Board effective January 1, 2007.

        Except as set forth below, each nominee or incumbent director has been engaged in his principal occupation described above during the past five years. There is no family relationship between any directors or executive officers of the Company.

        Hong Liang Lu has served as the Company's President, Chief Executive Officer and as a director since June 1991, and as Chairman of the Board since March 2003. In June 1991, Mr. Lu co-founded the Company under its prior name, Unitech Telecom, Inc., which subsequently acquired StarCom Network Systems, Inc. in September 1995. From 1986 through December 1990, Mr. Lu served as President and Chief Executive Officer of Kyocera Unison, a majority-owned subsidiary of Kyocera International, Inc. Mr. Lu served as President and Chief Executive Officer of Unison World, Inc., a software development company from 1983 until its merger with Kyocera in 1986. From 1979 to 1983, Mr. Lu served as Vice President and Chief Operating Officer of Unison World, Inc. Mr. Lu holds a B.S. in Civil Engineering from the University of California at Berkeley.

        Jeff Clarke has served as a director since January 17, 2005. Since May 2006, Mr. Clarke has served as Chief Executive Officer and President of Travel Distribution Services (TDS) Division of Cendant Corporation. From April 2004 to April 2006, Mr. Clarke served as the Chief Operating Officer of CA, Inc., a global provider of management software. From 2002 to 2004, Mr. Clarke was Executive Vice President of Global Operations of Hewlett-Packard Company, and prior to that he was the Chief Financial Officer of Compaq Computer Corporation. Mr. Clarke holds a B.A. in Economics from the State University of New York at Geneseo and an M.B.A. from Northeastern University.

        Larry Horner has served as a director since January 2000. Mr. Horner has served as a director of ConocoPhillips from 1991 to May 2006, and he currently serves on the board of directors of Atlantis Plastics, Inc., Clinical Data Inc., Technical Olympic USA, Inc., New River Pharmaceuticals, Inc. and several private companies. From 1994 until 2001, Mr. Horner served as Chairman of Pacific USA Holdings Corp., and as Chairman and Chief Executive Officer of Asia Pacific Wire & Cable Corporation Limited. Mr. Horner formerly served as Chairman and Chief Executive Officer of KPMG Peat Marwick from 1984 to 1990. Mr. Horner, a Certified Public Accountant, holds a B.S. from the University of Kansas and is a graduate of the Stanford Executive Program.

        Allen Lenzmeier has served as a director since March 15, 2005. Mr. Lenzmeier has served as the Vice Chairman of Best Buy Co. Inc. since December 2004. From 2002 to 2004, Mr. Lenzmeier served as the President and Chief Operating Officer of Best Buy Co. Inc. Mr. Lenzmeier served as the President of Best Buy Retail from 2001 to 2002. From 1991 to 2001 Mr. Lenzmeier served as the Executive Vice President and Chief Financial Officer of Best Buy Co. Inc. and began his employment with the company in 1984. Mr. Lenzmeier holds a B.S. from Minnesota State University Mankato.

        Thomas Toy has served as a director since February 1995. Since March 1999, Mr. Toy has served as Managing Director of PacRim Venture Partners, a professional venture capital firm specializing in investments in the information technology sector. Since 2005, Mr. Toy has served as a partner of SmartForest Ventures, a professional venture firm specializing in the information technology sector. From 1987 until 1992, Mr. Toy was employed as a Vice President at Technology Funding and was a partner there from 1992 until 1999. Mr. Toy also serves as a director of White Electronic Designs Corporation and several private companies. Mr. Toy holds B.A. and M.M. degrees from Northwestern University.

        Ying Wu has served as the Company's Executive Vice President and Vice Chairman of the Board since October 1995. Mr. Wu has also served as Chairman and Chief Executive Officer, and, until February 2004, as President, of one of the Company's subsidiaries, UTStarcom China Co., Ltd., beginning his duties there in October 1995. Mr. Wu was a co-founder, and from February 1991 to September 1995 served as Senior Vice President, of StarCom Network Systems, Inc., a company that marketed and distributed third party telecommunications equipment. From 1988 to 1991, Mr. Wu served as a member of the technical staff of Bellcore Laboratories. From 1987 to 1988, Mr. Wu served as a consultant at AT&T Bell Labs. Mr. Wu also serves as a director of AsiaInfo Holdings, Inc. Mr. Wu holds a B.S. in Electrical Engineering from Beijing Industrial University and an M.S. in Electrical Engineering from the New Jersey Institute of Technology.

The Company's Director Nomination Process

        The Board's process for identifying and evaluating nominees for director consists mainly of evaluating candidates who are recommended by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee identifies and recommends nominees for election or reelection to the Board, or for appointment to fill any vacancy that is anticipated or has arisen on the Board, in accordance with the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, or otherwise approved by the Board.

        The Board may also, on a periodic basis, solicit ideas for possible candidates from a number of sources, including current members of the Board, senior Company executives, individuals personally known to members of the Board, and employment of one or more third-party search firms. The Company engaged a third-party search firm in connection with the identification of Mr. Clarke, who is a Class III Director candidate.

        Stockholder nominations of director candidates will be given the same consideration and evaluated with the same criteria as candidates that are recommended internally. For more information on stockholder nominations of director candidates, please see the section entitled "Nomination of Director Candidates" under "Deadlines for Submission of Stockholder Proposals for 2007 Annual Meeting" in this Proxy Statement. The form and delivery requirements of such stockholder nominations must comply with the relevant provisions of the Bylaws, copies of which may be obtained by sending an email to the Company's investor relations department at investorrelations@utstar.com. A copy of the entire Bylaws is also available via the link entitled "Corporate Governance" on the Company's website at http://investorrelations.utstar.com/governance.

Stockholder Communications with the Board

        The Board has established a process for stockholders to communicate with members of the Board, which includes the creation of the Lead Director position. All concerns, questions or complaints regarding the Company's compliance with any policy or law, or any other Board-related communication, should be directed to the Board via the link entitled "Email Board of Directors" at http://investorrelations.utstar.com/governance. All substantive and appropriate communications received from stockholders will be received and reviewed by one or more independent directors, or officers acting under their direction, who will forward such communications to the Board or particular Board committees, as appropriate.

Board Attendance, Director Independence and Financial Sophistication

        Of the Company's incumbent directors standing for reelection and those with continuing terms, Messrs. Horner, Toy, Clarke and Lenzmeier have been determined by the Board to be independent as set forth in Rule 4200(a)(15) of the Nasdaq Marketplace Rules, the listing standards of The Nasdaq Stock Market, as currently in effect. In addition, the Board has also determined that each of Messrs. Horner, Clarke and Lenzmeier possess the attributes to be considered financially sophisticated for purposes of applicable Nasdaq Marketplace Rules and has the background to be considered an "audit committee financial expert" as defined by the rules and regulations of the SEC and required by the Nasdaq Marketplace Rules.

        The Board held a total of 13 meetings during the fiscal year ended December 31, 2005. During fiscal year 2005, each of the directors attended 75% or more of the aggregate number of meetings of the Board and the committees of the Board on which the director served subsequent to becoming a director or a member of such committee, except for Ms. Betsy Atkins, whose term as a director expired in May 2005, and Ying Wu, who missed 5 meetings for reasons related to his corporate duties. It is the

Board's policy to encourage directors to attend the Annual Meeting. Three (3) directors attended the 2005 annual meeting of stockholders.

        The principal standing committees of the Board are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, each of which consists solely of independent directors. In addition to these committees, effective June 6, 2006, the Board appointed Mr. Toy as Lead Director. Mr. Horner had previously served as Lead Director. The Lead Director's responsibilities include, among other things, facilitating communications among directors, working with the Chief Executive Officer to ensure appropriate information flows to the Board, chairing an executive session of the independent directors at regularly scheduled meetings as required by Nasdaq Marketplace Rule 4350(c)(2), overseeing processes established for stockholder communication with members of the Board, and acting as a liaison between disinterested directors and interested parties in the case of related-party transactions or other such matters. The Lead Director is not an employee of the Company or a holder of 5% or more of the Company's issued and outstanding Common Stock.

Board Committees and Related Functions

  Audit Committee

        The Audit Committee of the Board, currently consisting of Mr. Horner, who chairs the committee, and Messrs. Clarke, Toy and Lenzmeier, held 30 meetings during the 2005 fiscal year. The Audit Committee, among other duties and responsibilities, (i) reviews and approves the annual appointment of the Company's independent registered public accounting firm; (ii) discusses and reviews in advance the scope and fees of the annual audit; (iii) reviews the results of the audit with the independent registered public accounting firm and discusses the foregoing with the Company's management; (iv) reviews and approves non-audit services of the independent registered public accounting firm; (v) reviews compliance with the Company's existing major accounting and financial reporting policies; (vi) reviews and approves in advance all related-party transactions that would require disclosure pursuant to the rules of the SEC and the policies and procedures related to such transactions; and (vii) provides oversight and monitoring of the Company's management and their activities with respect to the Company's financial reporting process. In connection with the execution of the responsibilities of the Audit Committee, including the review of the Company's quarterly earnings reports prior to public release, Audit Committee members communicated throughout 2005 with the Company's management and the independent registered public accounting firm.

        Each member of the Audit Committee meets the applicable independence and financial literacy requirements of the Nasdaq Marketplace Rules and the SEC. Further, Messrs. Horner, Clarke and Lenzmeier have been determined by the Board to meet the "financial expert" requirements of the same SEC and Nasdaq Marketplace Rules. On March 29, 2004, the Board approved a revised charter of the Audit Committee, a copy of which was filed as an attachment to the Company's proxy statement for the 2004 annual meeting of stockholders. A copy of the Audit Committee Charter is available via the link entitled "Corporate Governance" on the Company's website at http://investorrelations.utstar.com/governance.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee, currently consisting of Mr. Clarke, who chairs the committee, and Messrs. Horner and Toy, held three (3) meetings during the last fiscal year. Each member of the Nominating and Corporate Governance Committee meets the applicable independence requirements of the Nasdaq Marketplace Rules.

        The Nominating and Corporate Governance Committee's responsibilities include the selection of director nominees for the Board and the development and annual review of the Company's governance principles. The Nominating and Corporate Governance Committee also (i) assists the Board by actively identifying individuals qualified to become Board members; (ii) recommends director nominees to the Board for election at the next annual meeting of stockholders; (iii) monitors significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies; (iv) leads the Board in its annual performance self-evaluation, including establishing criteria to be used in connection with such evaluation; (v) oversees compliance with the Company's Code of Business Conduct and Ethics; and (vi) develops and recommends to the Board and administers the corporate governance guidelines of the Company, including appropriate stock ownership guidelines for officers and directors.

        On March 29, 2004, the Board adopted a formal charter of the Nominating and Corporate Governance Committee, addressing the nominations process and such related matters as may be required under federal securities laws and Nasdaq Marketplace Rule 4350(c)(4)(B). A copy of this charter was filed as an attachment to the Company's proxy statement for the 2004 annual meeting of stockholders. A copy of the Nominating and Corporate Governance Committee Charter is available via the link entitled "Corporate Governance" on the Company's website at http://investorrelations.utstar.com/governance.

  Compensation Committee

        The Compensation Committee of the Board, currently consisting of Mr. Toy, who chairs the committee, and Messrs. Lenzmeier and Horner, held seven (7) formal meetings and one (1) subcommittee meeting during the last fiscal year. The authority and duties of the Compensation Committee include, among others, (i) approving and overseeing the total compensation package for the Company's executives; (ii) reviewing and approving corporate goals and objectives relevant to the compensation of the Company's Chief Executive Officer; (iii) reviewing and making recommendations to the Board regarding all new employment agreements or arrangements; (iv) reviewing and making recommendations to the Board regarding long-term incentive compensation or equity plans, programs or similar arrangements of the Company; and (v) preparing an annual report on executive compensation as required by the SEC to be included in the Company's annual proxy statement filed with the SEC. Each member of the Compensation Committee meets the applicable independence requirements of the Nasdaq Marketplace Rules.

        The charter for the Compensation Committee provides that the purpose of such committee is to discharge the responsibilities of the Board relating to all compensation, including equity compensation of the Company's executives. The charter also generally provides the membership requirements, authority and duties of the Compensation Committee. The Compensation Committee shall consist of no fewer than three members, all of whom (i) meet the independence requirements of the Nasdaq Marketplace Rules, (ii) are "Non-Employee Directors" under the definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act, and (iii) are "outside directors" for purposes of the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The chair of the Compensation Committee is appointed by the Board. The Compensation Committee must conduct a self-evaluation annually and report such findings to the Board. In addition, the Compensation Committee must periodically assess the adequacy of its charter and recommend changes to the Board. A copy of the Compensation Committee Charter is available via the link entitled "Corporate Governance" on the Company's website at http://investorrelations.utstar.com/governance.

Director Compensation

        Directors who are employees of the Company receive no additional compensation for serving on the Board. In 2005, Non-Employee Directors received a quarterly participation fee of $10,000 for services rendered as to meetings of the full Board. In addition, Non-Employee Directors received annual retainer fees for committee membership and other duties as follows:

  •
  Lead Director: $20,000;

  •
  Audit Committee: $10,000 for chair, $3,500 for members;

  •
  Compensation Committee: $5,000 for chair, $3,000 for members; and

  •
  Corporate Governance and Nominating Committee: $5,000 for chair, $2,000 for members.

        In January 2005, in recognition of services rendered in 2004, the Company also paid Mr. Horner, the Company's then Lead Director, a one-time compensation award of $25,000, and Mr. Toy and Ms. Atkins (whose term as a director expired in May 2005), both Non-Employee Directors, a one-time compensation award of $20,000.

        The Company reimburses all directors for travel and other related expenses incurred in connection with the business of the Company, including attending stockholder meetings and meetings of the Board or any Board committee. For information on director compensation for the year 2006, please see the section entitled "2006 Director Compensation" under "Certain Relationships and Related Transactions" in this Proxy Statement.

        Prior to April 27, 2006, Non-Employee Directors were eligible to receive stock option grants under the 2001 Director Option Plan (the "Director Plan"). Under the Director Plan, each Non-Employee Director, upon appointment, was automatically awarded options to purchase 80,000 shares of Common Stock (the "First Option"), which would vest in equal installments of 25% per year on each of the first four anniversaries of the date of grant. After the First Option has fully vested, each Non-Employee Director would have received an automatic annual grant of an option to purchase 20,000 shares of Common Stock (an "Annual Option"), which would vest in full on the first anniversary of the date of grant. On April 27, 2006, concurrently with the effectiveness of the Company's compensation plan for the Non-Employee Directors in the year 2006, the Board suspended until further action all future grants of stock options to the Non-Employee Director under the Director Plan.

        The past grants made to the Non-Employee Directors under the Director Plan are as follows. On May 11, 2001, the Company granted a First Option to each of Messrs. Horner and Toy, on March 20, 2002, the Company granted a First Option to Ms. Atkins (whose term as a director expired in May 2005), on January 17, 2005, the Company granted a First Option to Mr. Clarke and on March 15, 2005, the Company granted a First Option to Mr. Lenzmeier. The First Option granted to each of Messrs. Horner and Toy has an exercise price of $22.71 and fully vested on May 11, 2005. Messrs. Horner and Toy were each granted an Annual Option on May 11, 2005 with an exercise price of $6.84. The First Option granted to Mr. Clarke has an exercise price of $16.96, the First Option granted to Mr. Lenzmeier has an exercise price of $13.14, and each will be fully vested on January 17, 2009 and March 15, 2009, respectively. The unvested and unexercised portion of the First Option granted to Ms. Atkins reverted back to the Director Plan upon the expiration of her term as a director in May 2005. If, following a change in control of the Company, a Non-Employee Director's status as a Director of the Company or the successor corporation is terminated (other than as a result of voluntary resignation), the options become fully exercisable for a period of 3 months from the date of such termination. The exercise price of all options granted under the Director Plan is 100% of the fair market value of the Common Stock on the date of grant. The options expire ten years after the date of grant, subject to earlier termination if the optionee ceases to serve as a director.

        Prior to April 27, 2006, it was also the Company's policy to grant each Non-Employee Director an annual grant of an option to purchase 25,000 shares pursuant to the Company's 1997 Stock Plan (the "1997 Plan"). The Board suspended this policy on April 27, 2006, choosing instead to issue a specific number of options as part of each Non-Employee Director's overall annual compensation package.

During 2005, pursuant to this now suspended policy, certain option grants were made as follows. On October 28, 2005 (the "Grant Date"), the Company granted an option to purchase 25,000 shares of Common Stock to each of Messrs. Horner, Toy, Clarke and Lenzmeier (the "Director Options") with a vesting commencement date of August 23, 2005 (the "Vesting Commencement Date"). The Director Options have an exercise price per share of $7.98, which equals the greater of the closing sales prices of the Common Stock as listed on the Nasdaq National Market on (i) the Grant Date and (ii) the Vesting Commencement Date. The Director Options vest in equal monthly installments over a 12 month period from the Vesting Commencement Date and have an exercise term of 10 years. If, following a change in control of the Company, a Non-Employee Director's status with the Company or the successor corporation is terminated (other than as a result of voluntary resignation), the Director Options will become fully exercisable for a period of 3 months from the date of such termination. For further discussion on change of control arrangements regarding Director Options, please see the section entitled "Change of Control Arrangements in Option Agreements for Use under the 1997 Stock Plan" under "Employment Contracts and Change of Control Arrangements" contained in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

        The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of May 12, 2006 (except as otherwise indicated), by: (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock; (ii) each of the Company's President and Chief Executive Officer and each of the named executive officers as defined in Item 402(a)(3) of Regulation S-K, (iii) each of the Company's directors; and (iv) all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

        Calculations are based on a total number of outstanding shares of 121,089,996 shares as of May 12, 2006.

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)		Approximate Percent Owned(1)
Entities affiliated with SOFTBANK CORP.(2)	14,651,630		12.10%
Brandes Investment Partners, L.P.(3)	14,063,327	†	11.61%
FMR Corp.(4)	8,273,850	†	6.83%
Donald Smith & Co., Inc.(5)	7,417,738	†	6.13%
Ying Wu(6)	4,676,965		3.84%
Hong Liang Lu(7)	4,097,027		3.35%
William Huang(8)	1,132,056		*
Michael Sophie(9)	405,166		*
Francis Barton(10)	100,000		*
Larry Horner(11)	239,208		*
Thomas Toy(12)	153,235		*
Jeff Clarke(13)	44,219		*
Allen Lenzmeier(14)	94,278		*
Shao-Ning J. Chou(15)	0		*
All current directors and officers as a group (9 persons)(16)	10,942,154		8.80%

*
Less than 1%.

†
Information based on Schedule 13G filed with the SEC by Brandes Investment Partners, L.P., FMR Corp. and Donald Smith & Co., Inc. on or about February 14, 2006. The Company cannot guarantee the accuracy of the information as of the date of this Proxy Statement.

(1)
Includes any shares issuable pursuant to options held by the person or group in question that may be exercised within 60 days of May 12, 2006.

(2)
Includes 14,651,630 shares registered in the name of SOFTBANK America Inc., a Delaware corporation. SOFTBANK America Inc. is a wholly owned subsidiary of SOFTBANK Holdings Inc., a Delaware corporation. SOFTBANK Holdings Inc. is a wholly owned subsidiary of SOFTBANK CORP., a Japanese corporation. Softbank America Inc. has sole power to vote or direct the voting of 14,651,630 shares and sole dispositive power over 14,651,630 shares. The business address for these entities is c/o SOFTBANK CORP., 24 1 Nihonbashi Hakozakicho, Chuoku, Tokyo 103 8501 Japan.

(3)
Includes 14,063,327 shares beneficially and jointly owned by Brandes Investment Partners, L.P., Brandes Investment Partners, Inc., Brandes Worldwide Holdings, L.P., Charles H. Brandes,

  Glenn R. Carlson and Jeffrey A. Busby. Each of Brandes Investment Partners, L.P., Brandes Investment Partners, Inc., Brandes Worldwide Holdings, L.P., Charles H. Brandes, Glenn R. Carlson and Jeffrey A. Busby has shared power to vote or direct the voting of 12,168,716 shares and shared dispositive power over 14,063,327 shares. The business address for Brandes Investment Partners, L.P. is 11988 El Camino Real, Suite 500, San Diego, CA 92130.

(4)
Includes 8,273,850 shares beneficially owned by Fidelity Low Priced Stock Fund, a subsidiary of FMR Corp. Each of FMR Corp. and Edward C. Johnson, III, Chairman of FMR Corp., has sole dispositive power over the 8,273,850 shares through its/his control of Fidelity Low Priced Stock Fund. The Board of Trustee of Fidelity Funds has sole power to vote or direct the voting of 8,273,850 shares. The business address for FMR Corp. is 82 Devonshire Street, Boston, MA 02109.

(5)
Includes 7,417,738 shares beneficially owned by Donald Smith & Co., Inc. Donald Smith & Co., Inc. has sole power to vote or to direct the voting of 6,145,511 shares and sole dispositive power over 7,417,738 shares. The business address for Donald Smith & Co., Inc. is 152 West 57th Street, New York, NY 10019.

(6)
Includes (i) 1,505,500 shares registered in the name of Wu Partners, a California Limited Partnership, of which Mr. Wu is general partner, (ii) 1,080,000 shares registered in the name of Stonybrook Investors L.P., (iii) 4,868 shares registered in the name of Wu Living Trust, (iv) 4,873 shares registered in the name of Ashley Wu Trust—1998 and (v) 4,873 shares registered in the name of Richard Wu Trust—1998. Ashley Wu and Richard Wu are Mr. Wu's children. Mr. Wu may be deemed the beneficial owner of the shares. Also includes 686,564 shares issuable upon exercise of options that are exercisable within 60 days of May 12, 2006.

(7)
Includes (i) 229,000 shares owned by The Lu Family Limited Partnership, of which Mr. Lu is a general partner, (ii) 130,000 shares registered in the name of Lu Charitable Remainder Trust, of which Mr. Lu is the trustee, (iii) 5,332 shares registered in the name of Benjamin Lu, and (iv) 5,332 shares registered in the name of Melissa Lu. Benjamin Lu and Melissa Lu are Mr. Lu's children. Mr. Lu may be deemed the beneficial owner of the shares. Also includes 1,325,938 shares issuable upon exercise of options that are exercisable within 60 days of May 12, 2006.

(8)
Includes (i) 106,000 shares owned by the 2000 Huang Family Limited Partnership, of which Mr. Huang is a general partner, (ii) 6,600 shares registered in the name of Alexander Huang, and (iii) 6,600 shares registered in the name of Helen Huang. Alexander Huang and Helen Huang are Mr. Huang's children. Mr. Huang may be deemed the beneficial owner of the shares. Also includes 351,876 shares issuable upon exercise of options that are exercisable within 60 days of May 12, 2006.

(9)
Mr. Sophie resigned as the Company's Executive Vice President and Chief Operating Officer in May 2006. Includes 374,700 shares issuable upon exercise of options that are exercisable within 60 days of May 12, 2006.

(10)
Represents 100,000 shares of Common Stock subject to the Company's right of repurchase (the "Restricted Shares"). The Restricted Shares will vest in equal annual installments over a period of four (4) years beginning on August 1, 2005.

(11)
Includes (i) 1,775 shares owned by Donna Manning, who is Mr. Horner's spouse. Also includes 207,433 shares issuable upon exercise of options that are exercisable within 60 days of May 12, 2006.

(12)
Includes 153,235 shares issuable upon exercise of options that are exercisable within 60 days of May 12, 2006.

(13)
Includes 44,219 shares issuable upon exercise of options that are exercisable within 60 days of May 12, 2006.

(14)
Includes 44,278 shares issuable upon exercise of options that are exercisable within 60 days of May 12, 2006.

(15)
Mr. Chou resigned as the Company's Senior Vice President and President and Chief Operating Officer for China in May 2005.

(16)
Includes a total of 3,188,243 shares issuable upon exercise of options that are exercisable within 60 days of May 12, 2006.

MANAGEMENT

Executive Officers

        The Company's executive officers as of the date of this Proxy Statement, and their ages as of July 21, 2006, are as follows:

Name	Age	Position
Hong Liang Lu(1)	51	President, Chief Executive Officer and Chairman of the Board
Ying Wu(1)	46	Executive Vice President and Vice Chairman of the Board, Chairman and Chief Executive Officer for China
William Huang	43	Senior Vice President and Chief Technology Officer
Francis Barton	59	Executive Vice President and Chief Financial Officer

(1)
On May 5, 2006, Mr. Lu notified the Company of his resignation as the Company's President, Chief Executive Officer and Chairman of the Board, effective December 31, 2006. Mr. Wu will assume the position of Chief Executive Officer effective January 1, 2007. Mr. Toy, currently our Lead Director, will assume the position of Chairman of the Board effective January 1, 2007.

        Hong Liang Lu has served as the Company's President, Chief Executive Officer and director since June 1991. Mr. Lu has served as the Chairman of the Board since March 2003. In June 1991, Mr. Lu co-founded UTStarcom under its prior name, Unitech Telecom, Inc., which subsequently acquired StarCom Network Systems, Inc. in September 1995. From 1986 through December 1990, Mr. Lu served as President and Chief Executive Officer of Kyocera Unison, a majority owned subsidiary of Kyocera International, Inc. Mr. Lu served as President and Chief Executive Officer of Unison World, Inc., a software development company from 1983 until its merger with Kyocera in 1986. From 1979 to 1983, Mr. Lu served as Vice President and Chief Operating Officer of Unison World, Inc. Mr. Lu holds a B.S. in Civil Engineering from the University of California at Berkeley.

        Ying Wu has served as the Company's Executive Vice President and Vice Chairman of the Board since October 1995. Mr. Wu has also served as the Chairman and Chief Executive Officer, and, until February 2004, as President, of one of the Company's subsidiaries, UTStarcom China Co., Ltd., beginning his duties there in October 1995. Mr. Wu was a co-founder, and from February 1991 to September 1995 served as Senior Vice President, of StarCom Network Systems, Inc., a company that marketed and distributed third party telecommunications equipment. From 1988 to 1991, Mr. Wu served as a member of the technical staff of Bellcore Laboratories. From 1987 through 1988, Mr. Wu served as a consultant at AT&T Bell Labs. Mr. Wu also serves as a director of AsiaInfo Holdings, Inc. Mr. Wu holds a B.S. in Electrical Engineering from Beijing Industrial University and an M.S. in Electrical Engineering from the New Jersey Institute of Technology.

        William Huang has been the Company's Chief Technology Officer since September 1999, and was appointed the Company's Senior Vice President in September 2001. From December 1996 to September 1999, Mr. Huang was the Company's Vice President of Strategic Product Planning. From June 1995 to December 1996, Mr. Huang served as the Company's Vice President of China Operations. From 1994 to June 1995, Mr. Huang was the Company's Director of Engineering. From 1992 to 1994, Mr. Huang was a consultant, Member of the Technical Staff and project leader at AT&T CellRelay Systems (part of Bell Labs). Mr. Huang serves on the board of Shenzhen Gin De (Group) Ltd., a publicly listed real estate investment company in China. Mr. Huang holds a B.S. in Electrical Engineering from Huazhong University of Science & Technology, and an M.S. in Electrical Engineering and Computer Sciences from the University of Illinois.

        Francis P. Barton has been the Company's Executive Vice President and Chief Financial Officer since August 2005. From May 2003 to July 2005, Mr. Barton was Executive Vice President and Chief Financial Officer of Atmel Corporation. From May 2001 to May 2003, Mr. Barton was Executive Vice

President and Chief Financial Officer of BroadVision Inc. From 1998 to 2001, Mr. Barton was Senior Vice President and Chief Financial Officer of Advanced Micro Devices, Inc. From 1996 to 1998, Mr. Barton was Vice President and Chief Financial Officer of Amdahl. Corporation. From 1974 to 1996, Mr. Barton worked at Digital Equipment Corporation, beginning his career as a financial analyst and moving his way up through various financial roles to Vice President and Chief Financial Officer of Digital Equipment Corporation's Personal Computer Division. Mr. Barton holds a B.S. in Chemical Engineering from Worcester Polytechnic Institute and an M.B.A. with a focus in finance from Northeastern University.

Executive Compensation

        The table below sets forth information for the three most recently completed fiscal years concerning the compensation of the Chief Executive Officer and other executive officers.(1)

Summary Compensation Table

		Annual Compensation							Long Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Annual Other Compensation ($)			Restricted Stock Award ($)			Securities Underlying Options/SARs (#)	All Other Compensation ($) (6)
Hong Liang Lu President, Chief Executive Officer and Chairman of the Board	2005 2004 2003	$ $ $	700,000 700,000 500,000	$ $ $	— — 325,000	$ $ $	— — —		$ $ $	— — —		— 250,000 120,000	$ $ $	9,530 20,500 5,469
Ying Wu Executive Vice President and Vice Chairman	2005 2004 2003	$ $ $	500,000 500,000 400,000	$ $ $	— — 250,000	$ $ $	2,629,275 — 81,007	(2) (2)	$ $ $	— — —		— 200,000 85,000	$ $ $	10,502 5,500 5,500
William Huang Chief Technology Officer and Senior Vice President	2005 2004 2003	$ $ $	300,000 300,000 250,000	$ $ $	79,200 — 100,000	$ $ $	11,538 — —	(3)	$ $ $	— — —		75,000 100,000 50,000	$ $ $	6,537 5,500 2,344
Francis Barton* Executive Vice President and Chief Financial Officer	2005 2004 2003	$ $	167,667 — —	$ $ $	250,000 — —	$ $	— — —		$ $ $	882,000 — —	(5)	400,000 — —	$ $ $	16,458 — —
Michael Sophie† Former Executive Vice President and Chief Operating Officer	2005 2004 2003	$ $ $	400,000 400,000 300,000	$ $ $	— — 200,000	$ $ $	— — —		$ $ $	— — —		100,000 150,000 75,000	$ $ $	12,370 13,000 5,500
Shao-Ning J. Chou Former Senior Vice President	2005 2004 2003	$ $ $	300,000 400,000 300,000	$ $ $	— — 250,000	$ $ $	223,226 — 859,162	(4) (4)	$ $ $	— — —		— 150,000 75,000	$ $ $	10,273 5,500 5,500

*
Mr. Barton joined the Company in August 2005.

†
Mr. Sophie resigned as the Company's Executive Vice President and Chief Operating Officer in May 2006.

(1)
The Company has provided full disclosure for all its Section 16 executive officers, which includes the "named executive officers" as defined in Item 402(a)(3) of Regulation S-K.

(2)
Consists of (i) a housing allowance of $48,000 in 2005 paid in connection with Mr. Wu's international work assignment, (ii) a tax assistance payment of $2,581,275 in 2005 paid in connection with the Company's tax equalization policy whereby the Company provides qualified employees with tax assistance to mitigate the tax differential arising from an employee's international work assignment, (iii) a housing and children's education allowance of $68,350 in 2003 paid in connection with Mr. Wu's international work assignment, and (iii) a tax assistance payment of $12,657 in 2003 paid in connection with the Company's tax equalization policy whereby the Company provides qualified employees with tax assistance to mitigate the tax differential arising from an employee's international work assignment.

(3)
Consists of a Paid Time Off cash out in the amount of $11,538.

(4)
Consists of a housing allowance of $27,000 in 2005 and $36,000 in 2003 paid in connection with Mr. Chou's international work assignment, (ii) a tax assistance payment of $116,229 in 2005 and $823,162 in 2003 paid in connection with our tax equalization policy whereby the Company provides qualified employees with tax assistance to mitigate the tax differential arising from an employee's international work assignment, and (iii) a Paid Time Off cash out payment made in 2005 in the amount of $79,997. $691,771 of the tax assistance payments made in 2003 were paid in connection with the deferred payment of a tax levied by the People's Republic of China on gains realized from the exercise of stock options in 2001. While U.S. tax regulations require that these amounts be recorded as income, due to general limitation rules, a portion of Mr. Chou's paid foreign tax has been recovered by the Company pursuant to the Company's tax equalization policy.

(5)
Dollar value of 100,000 shares of Common Stock granted on August 1, 2005 subject to the Company's right of repurchase (the "Restricted Shares") and pursuant to the Restricted Stock Agreement (the "Restricted Stock Agreement") by and between the Company and Mr. Barton. The closing sales price of $8.82 per share of the Common Stock as listed on the Nasdaq National Market on August 1, 2005 was used to determine the value of the Restricted Shares. Under the Restricted Stock Agreement, the Restricted Shares will vest in equal annual installments over a period of four (4) years beginning on August 1, 2005. Dividends are payable on the Restricted Shares, although historically the Company has never declared or paid cash dividends on the Common Stock.

(6)
All other compensation for 2005 consists of 401(K) match payments, tax and investment advice fees, health insurance premiums and driver's fee paid by the Company on behalf of certain of the Company's executive officers.

Stock Ownership Guidelines

        Effective January 1, 2006, by the decision of the Nominating and Corporate Governance Committee of the Board, the Company imposed minimum stock ownership guidelines (the "Guidelines") for Non-Employee Directors and certain officers of the Company.

        Each officer and Non-Employee Director is expected to acquire the number of shares of Common Stock as set forth below by the Guidelines before the later of (i) 4 years after the effective date of the Guidelines and (ii) 4 years after an officer's appointment to such office or a Non-Employee Director's appointment to the Board, as the case may be.

Position	Minimum Share Ownership Requirements
Chief Executive Officer and President	50,000
Executive Vice Presidents	25,000
Senior Vice Presidents/Division Presidents	10,000
Non-Employee Directors	10,000

        The Company will review compliance with the Guidelines annually. Failure to comply with the Guidelines may result in a reduction in future long-term incentive grants and/or payment of future annual and/or long-term incentive payouts in the form of Common Stock. The Nominating and Corporate Governance Committee has the discretion to waive the Guidelines, if compliance would create severe personal hardship for an officer or Non-Employee Director or prevent an officer or Non-Employee Director from complying with a court order. The Nominating and Corporate Governance Committee expects that such instances will be rare.

Option Grants

        The following table sets forth certain information with respect to stock option grants to the Company's executive officers during the fiscal year ended December 31, 2005.

Option Grants in Last Fiscal Year

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
		% of Total Options Granted to Employees in Fiscal Year 2005(2)
	Number of Securities Underlying Options Granted(1)
Name			Exercise Price Per Share	Expiration Date
					5%	10%
Hong Liang Lu	—	—	—	—	—	—
Ying Wu	—	—	—	—	—	—
William Huang	75,000	1.38%	$8.29	11/30/2015	$391,015	$990,909
Francis Barton	400,000	7.34%	$8.82	8/1/2015	$2,218,740	$5,622,723
Michael Sophie*	100,000	1.84%	$8.29	11/30/2015	$521,354	$1,321,212
Shao Ning J. Chou	—	—	—	—	—	—
Total Grants in 2005	575,000

*
Pursuant to the Severance Agreement and Release dated April 13, 2006, all options granted to Mr. Sophie that were not vested as of May 5, 2006 have been canceled or terminated. For more discussion on the Severance Agreement and Release, please see the section entitled "Severance Benefits" under "Certain Relationships and Related Transactions" in this Proxy Statement.

(1)
All options were granted pursuant to the 1997 Plan. The options have a ten-year term and vest and become exercisable over four years as follows: 25% of the shares underlying the options vest 12 months after the grant date and 1/48 of the shares underlying the options vest each month thereafter, subject to the optionee's continuing employment with the Company.

(2)
Based on an aggregate of 5,448,073 shares subject to options granted to the Company's employees in 2005.

(3)
The potential realizable value represents amounts, net of exercise price before taxes, which may be realized upon exercise of the options immediately prior to the expiration of the terms of such options, assuming appreciation of 5% and 10% over the option term. The 5% and 10% rates are calculated based on rules promulgated by the SEC based upon a per share market price of the Common Stock underlying the options at the time the options were granted and do not reflect the Company's estimate of future stock price growth. The actual value realized may be greater or less than the potential realizable value set forth in the table.

Option Exercises and Values

        The following table sets forth information for the Company's executive officers relating to the number and value of securities underlying exercisable and unexercisable options they held at December 31, 2005, and sets forth the number of shares of Common Stock acquired and the value realized upon exercise of stock options held as of December 31, 2005 by the executive officers.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2005
					Value of Unexercised in-the-Money Options at December 31, 2005(2)
	Number of Shares Acquired on Exercise
Name		Value Realized(1) ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Hong Liang Lu	0	—	1,292,813	52,187	$1,424,000	—
Ying Wu	0	—	663,756	36,244	$284,800	—
William Huang	0	—	336,251	98,749	—	—
Francis Barton	0	—	—	400,000	—	—
Michael Sophie	0	—	353,350	133,328	—	—
Shao Ning J. Chou	0	—	539,376	—	—	—

(1)
The "Value Realized" is based on the closing price of the Common Stock as quoted on The Nasdaq National Market on the date of exercise, minus the per share exercise price, multiplied by the number of shares issued upon exercise of the option.

(2)
The value of unexercised in-the-money options is calculated based on the difference between the closing price of $8.06 per share as quoted on The Nasdaq National Market on December 31, 2005, and the exercise price for the shares, multiplied by the number of shares underlying the option.

Equity Compensation Plan Information

        The following table sets forth information, as of December 31, 2005*, about equity awards under our equity compensation plans:

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders(1)	18,868,666	(2)	$17.80		7,939,418	(3)
Equity compensation plans not approved by security holders	1,073,086	(4)	$28.55	(5)	470,540	(6)

Total	19,941,752		$18.35		8,409,958

*
As of March 31, 2006, the number of shares of the Common Stock available for issuance but remained unissued under existing plans which will be rolled into the 2006 Equity Incentive Plan, if adopted by the Company's shareholders, was 3,933,333. As of March 31, 2006, options to purchase 22,848,484 shares of the Common Stock were outstanding under the existing plans. Such outstanding options had a weighted average exercise price of $15.707 and an average remaining term of 7.5 years as of March 31, 2006. There were also 200,000 shares of restricted stock awards outstanding as of March 31, 2006.

(1)
Includes the 1997 Plan which provides for an annual increase in the number of shares available for issuance under the plan equal to the lesser of (i) 4% of the outstanding Shares on such date, (ii) 6,000,000 shares or (iii) a lesser amount determined by the Board, and the 2000 Employee Stock Purchase Plan, which provides for an annual increase in the number of shares available for issuance under the plan equal to (i) 2% of the outstanding shares on such date, (ii) 2,000,000 shares or (iii) a lesser amount determined by the Board.

(2)
Includes shares of Common Stock to be issued upon exercise of options granted under the Company's 1997 Plan and Director Plan.

(3)
Includes 1,914,934 shares of Common Stock available for issuance under the 2000 Employee Stock Purchase Plan, 5,272,484 shares of Common Stock available for issuance under the 1997 Plan and 752,000 shares of Common Stock available for issuance under the Director Plan.

(4)
Includes 1,021,510 options outstanding under the 2003 Non-Statutory Stock Option Plan, a maximum of 36,312 performance shares outstanding under the Advanced Communication Devices Corporation Incentive Program and a maximum of 15,264 performance shares outstanding under the Issanni Communications, Inc. Incentive Program. Does not include 9,254 shares and 8,580 shares of Common Stock subject to outstanding options with a weighted-average exercise price of $2.67 that were assumed in our acquisitions of Advanced Communication Devices Corporation and RollingStreams Systems, Ltd., respectively.

(5)
Represents the average weighted exercise price of 1,021,510 options outstanding under the 2003 Non-Statutory Stock Option Plan. Excludes performance shares outstanding under the Advanced Communication Devices Corporation Incentive Program and the Issanni Communications, Inc. Incentive Program because performance shares do not have an exercise price.

(6)
Includes 470,540 shares of Common Stock available for issuance under the Company's 2003 Non-Statutory Stock Option Plan.

Employment Contracts, Termination of Employment and Change of Control Arrangements

  Change of Control Arrangements in Employment Contracts

        The Company has entered into Change of Control Severance Agreements with each of Messrs. Lu, Wu and Huang dated January 17, 2003, January 31, 2003 and January 31, 2003, respectively (the "Lu Agreement," the "Wu Agreement" and the "Huang Agreement," respectively) and a Change of Control/Involuntary Termination Severance Agreement with Mr. Barton dated September 6, 2005 (the "Barton Agreement" and, together with the Lu Agreement, the Wu Agreement and the Huang Agreement, the "Employment Agreements"). On June 20, 2006, the Board approved amendments, as described below, to all of the Employment Agreements other than the Lu Agreement.

        The Lu Agreement provides that if the employee's employment with the Company terminates as a result of involuntary termination at any time within 12 months after a change of control (the "Determination Period"), (i) such employee will be entitled to 24 months of base salary as in effect as of the date of such termination payable in a lump sum within 30 days of termination and 100% of the bonus for the year in which termination occurs, and (ii) the Company will continue to provide such employee the same level of health coverage as in effect on the day immediately preceding the termination date until the earlier of the date such employee is no longer eligible to receive continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or 12 months from the termination date. The Wu Agreement, Huang Agreement and Barton Agreement initially provided the same rights to Messrs. Wu, Huang and Barton.

        Additionally, in connection with any such termination following a change of control, the Lu Agreement provides that all stock options granted to such employee will become fully vested and exercisable as of the date of termination and the Company's right to repurchase any stock that was purchased by such employee prior to the change of control shall lapse. The Wu Agreement and Huang Agreement initially provided the same rights to Messrs. Wu and Huang. Similarly, the Barton Employment Agreement initially provided that all stock options granted to the employee will become fully vested and exercisable as of the date of termination, any share purchase rights granted to such employee will become fully vested and exercisable to the extent such share purchase rights are outstanding and unexercisable at the time of such termination and the Company's right to repurchase any stock that was purchased by such employee prior to the change of control shall lapse.

        In connection with the June 20, 2006 amendments, the Determination Period for Messrs. Wu, Huang and Barton in their respective Employment Agreements was extended from 12 months to 18 months, such that, if the applicable employee's employment with the Company terminates as a result of involuntary termination at any time within 18 months after a change of control, such employee will be entitled to the benefits provided in the respective Employment Agreement, as amended. In addition, the Wu Agreement, Huang Agreement and Barton Agreement were amended to provide that (i) all equity awards granted to such employee, including without limitation option grants, restricted stock and stock purchase rights, will become fully vested and/or exercisable to the extent such equity awards are outstanding and/or unexercisable at the time of such termination, and (ii) such equity awards will remain exercisable for a period of 12 months following such termination.

        In the event that the severance and other benefits provided to employees pursuant to the Employment Agreements constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code and would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, such employee's benefits under the Employment Agreements shall be either delivered in full or delivered as to such lesser extent which would result in no portion of such benefits being subject to the excise tax, whichever results in the receipt by the employee, on an after-tax basis, of the greatest amount of benefits.

        For the purpose of the Employment Agreements, "involuntary termination" includes (i) without the employee's express written consent, a significant reduction of the employee's duties, position or responsibilities relative to the employee's duties, position or responsibilities in effect immediately prior to such reduction, or the removal of the employee from such position, duties and responsibilities, unless the employee is provided with comparable duties, position and responsibilities, (ii) without the employee's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the employee immediately prior to such reduction, (iii) a reduction by the Company of the employee's base salary as in effect immediately prior to such reduction, (iv) a material reduction by the Company in the kind or level of employee benefits to which the employee is entitled immediately prior to such reduction with the result that the employee's overall benefits package is significantly reduced, (v) the relocation of the employee to a facility or a location more than 50 miles from his current location without the employee's express written consent, (vi) any purported termination of the employee by the Company which is not effected for cause or for which the grounds relied upon are not valid, or (vii) the Company's failure to obtain the assumption of the Change of Control Agreements by any successor to the Company.

        For the purpose of the Employment Agreements, "change of control" is defined as (i) the approval by the Company's stockholders of a merger or consolidation with any other corporation, other than a merger or consolidation which would result in the Company's voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the Company's voting securities or such surviving entity outstanding immediately after such merger or consolidation, (ii) the approval by the Company's stockholders of a plan to complete liquidation or an agreement for the sale or disposition by the company of all or substantially all of the Company's assets, (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the "beneficial owner" (as defined in Rule 13d-3 under said Exchange Act), directly or indirectly, of the Company's securities representing 50% or more of the total voting power represented by the Company's then outstanding voting securities, or (iv) a change in the composition of the Board, as a result of which fewer than a majority of the directors are incumbent directors.

  Severance Payment Arrangements for Termination Apart from Change of Control

        Prior to the June 20, 2006 amendments referenced above under "Change of Control Arrangements in Employment Contracts," the Wu Agreement and the Huang Agreement did not provide for severance benefits to be paid to the employee even if such employee's employment with the Company is terminated without cause (as defined below) except in the case of an involuntary termination following a change of control (as described above). Prior to the June 20, 2006 amendments, the Barton Employment Agreement provided that if such employee's employment with the Company is terminated without cause, even if such termination does not result from a change of control, the employee would be entitled to (i) 12 months of his base salary as in effect as of the date of such termination, less applicable withholding, payable in a lump sum within 30 days of such termination and 100% of his bonus for the year in which such termination occurs and (ii) continued vesting in stock options and share purchase rights granted to such employee prior to the date of such termination, for a period of 12 months from the date of such termination, with the right to exercise said stock options and share purchase rights within 90 days from the end of said 12-month period; however, in the event of a termination for cause, the terminated employee shall not be entitled to any of the foregoing benefits.

        In connection with the June 20, 2006 amendments, the Wu Agreement, Huang Agreement and Barton Agreement were amended to provide that if the applicable employee's employment with the Company terminates without cause, even if such termination does not result from a change of control, (i) such employee will be entitled to 12 months (24 months, in the case of the Barton Agreement) of such employee's base salary as in effect as of the date of such termination, less applicable withholding, payable in a lump sum within 30 days of such termination and 100% of such employee's bonus for the year in which such termination occurs, (ii) all equity awards, including without limitation option grants, restricted stock and stock purchase rights, granted to such employee will become fully vested and/or exercisable to the extent such equity awards are outstanding and/or unexercisable at the time of such termination, (iii) such equity awards will remain exercisable for a period of 12 months following such termination, and (iv) the Company will continue to provide such employee the same level of health coverage as in effect on the day immediately preceding the termination date until the earlier of the date such employee is no longer eligible to receive continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or 12 months from the termination date. However, in the event of a termination for cause, the terminated employee shall not be entitled to any of the foregoing benefits.

        For the purpose of the Wu Agreement, Huang Agreement and Barton Agreement, "cause" is defined as (i) any act of personal dishonesty taken by the employee in connection with his responsibilities as an employee which is intended to result in substantial personal enrichment of the employee, (ii) employee's conviction of a felony which the Board reasonably believes has had or will have a material detrimental effect on the Company's reputation or business, (iii) a willful act by the employee which constitutes misconduct and is injurious to the Company, and (iv) continued willful violations by the employee of the employee's obligations to the Company after a delivery of a written demand by the Company to the employee for performance which describes the basis of the Company's belief that the employee has not substantially performed his duties.

        On April 13, 2006, the Company and Mr. Sophie entered into a Severance Agreement and Release (the "Severance Agreement") in connection with Mr. Sophie's resignation effective May 5, 2006. The Severance Agreement replaces and supersedes all prior agreements concerning Mr. Sophie's employment relationship with the Company, with the exception of the confidentiality agreement and any applicable stock option agreement entered into by and between the Company and Mr. Sophie under the Company's existing stock plans. Under the terms of the Severance Agreement, the Company paid Mr. Sophie the equivalent of 6 months of regular base salary in a lump sum of $220,000, less applicable withholdings. Mr. Sophie also received payments for his accrued but unpaid Paid Time Off and Floating Holiday Benefits (as described in the Severance Agreement). In addition, the Company paid the approximate equivalent of 6 months of Mr. Sophie's COBRA premiums in a lump sum of $6,000, less applicable withholdings.

        Pursuant to the terms of the Severance Agreement, Mr. Sophie's stock options that were not vested as of May 5, 2006 were canceled or terminated. Mr. Sophie will have the right to exercise vested options at any time within 120 days after May 5, 2006, but no later than the option expiration date. The Severance Agreement also provides for a mutual release of claims by the Company and Mr. Sophie.

  Change of Control Arrangements in Restricted Stock Agreement

        On September 6, 2005, the Company entered into a restricted stock agreement (the "Restricted Stock Agreement") with Mr. Barton. The Restricted Stock Agreement provides for the purchase by Mr. Barton of 100,000 shares of the Common Stock (the "Restricted Shares") which will be released from the Company's repurchase right in equal annual installments over a period of 4 years beginning on August 1, 2005.

        The Restricted Stock Agreement provides that, if, as a result of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividends, split-up, share combination, or other change in the corporate structure of the Company affecting the Common Stock, (i) the Restricted Shares will be increased, reduced or otherwise changed, (ii) Mr. Barton will be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities), and (iii) such new or additional or different shares, cash or securities will be considered to be the Restricted Shares not yet released from the Company's repurchase right and will be subject to all the restrictions of the Restricted Stock Agreement.

  Change of Control Arrangements in 2001 Director Option Plan and 1997 Stock Plan

        The Director Plan provides that, in the event of a proposed dissolution or liquidation of the Company, each outstanding option granted under the Director Plan that has not been exercised shall terminate immediately prior to the consummation of such proposed dissolution or liquidation. The Director Plan also provides that in the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, each outstanding option granted under the Director Plan may be assumed or substituted by the successor corporation. Following such assumption or substitution, if the optionee's status as a director or director of the successor corporation is terminated involuntarily, the option will become fully exercisable for a period of 3 months from the date of such termination. In the event the successor corporation refuses to assume or substitute the outstanding option, such option will become fully exercisable for a period of 30 days from the date the optionee is notified of such refusal by the Board.

        The 1997 Plan provides that, in the event of a proposed dissolution or liquidation of the Company, the Board must notify each optionee under the 1997 Plan as soon as practicable prior to the effective date of such proposed dissolution or liquidation. The Board has the discretion to allow the optionee to exercise his or her option or stock purchase right until 15 days prior to the effective date of such dissolution or liquidation. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding option or stock purchase right under the 1997 Plan will be assumed or substituted by the successor corporation. In case the successor corporation refuses to assume or substitute the outstanding option or stock purchase right, such outstanding option or stock purchase right will become fully exercisable for a period of 15 days from the date the optionee is notified of such refusal by the Board.

        In addition, both the 1997 Plan and the Director Plan (collectively, the "Plans") provide, in general, that an optionee whose status as a Service Provider (as defined in the 1997 Plan) or a director (as defined in the Director Plan) is terminated is entitled to exercise his or her option, to the extent such option has vested as of the date of termination, until the earlier of (i) expiration of the option according to its terms, (ii) expiration of a period of 3 months following termination, or (iii) expiration of a period of 12 months following termination as a result of death or disability (the "Post-Termination Exercise Period"). The 1997 Plan, unlike the Director Plan, allows the Post-Termination Exercise Period to extend beyond the default term, if the stock option agreement entered into by the Company and the optionee pursuant to the 1997 Plan provides for a longer term.

  Change of Control Arrangements in Option Agreements for Use under the 1997 Stock Plan

        Prior to October 28, 2005, the Board had approved a form of stock option agreement (the "Existing Option Agreement") for use under the 1997 Plan in connection with stock option grants to the Company's (i) Service Providers (as defined in the 1997 Plan), (ii) executive officers, and (iii) directors, which provides for the default Post-Termination Exercise Period designated in the 1997 Plan of 3 months or 12 months for termination as a result of death or disability. On October 28, 2005, the Board approved a plan to modify the Existing Option Agreement, to the extent that the Existing Option Agreement applies to the executive officers and directors, to provide for a longer Post-Termination Exercise Period of 12 months for termination following a Change of Control (as defined below) (such modified Existing Agreement, the "Officer and Director Option Agreement"). On November 30, 2005, the Compensation Committee of the Board approved the use of the Officer and Director Option Agreement in conjunction with granting Mr. Huang and Mr. Sophie options to purchase 75,000 shares and 100,000 shares of the Common Stock, respectively. Then on December 2, 2005, the Compensation Committee of the Board formally adopted the Officer and Director Option Agreement for use exclusively in connection with option grants to executive officers and directors of the Company. The Existing Option Agreement will continue to be used for option grants to Service Providers other than executive officers and directors.

        Under the Officer and Director Option Agreement, if the optionee's status as a Service Provider or director is terminated following a Change of Control (as defined below), the optionee shall be entitled to exercise his or her option, to the extent such option has vested as of the date of such termination, until the earlier of (i) expiration of the option according to its terms, or (ii) expiration of a period of 12 months following the termination of the optionee's status as a Service Provider or director.

        For the purpose of the Officer and Director Option Agreement, a "Change of Control" means (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; or (ii) the date of the consummation of a merger or consolidation of the Company with any other corporation that has been approved by the stockholders of the Company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the date of the consummation of the sale or disposition by the Company of all or substantially all the Company's assets. All options granted to officers or directors are subject to the foregoing terms of the Plans and the applicable forms of option agreement. For information on options granted to officers or directors under the Plans during 2005, please see sections entitled "Director Compensation" under "Board of Directors" and "Option Grants" under "Management" in this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee consisted of Messrs. Toy and Horner throughout the 2005 fiscal year, and Mr. Lenzmeier joined the Compensation Committee in April 2005. Ms. Atkins also served on the Compensation Committee from the beginning of 2005 to May 2005, when her term as a director expired. All members of the Compensation Committee during 2005 were independent directors in accordance with the applicable independence requirements of the Nasdaq Marketplace Rules, and none were employees or officers or former employees of the Company. During 2005, no executive officer of the Company served on the compensation committee (or equivalent) or board of directors of another entity whose executive officer(s) served on the Company's Compensation Committee or Board.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities ("Section 16 Filers"), to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such Section 16 Filers are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2005, all Section 16 Filers complied with all Section 16(a) filing requirements except for the following inadvertent late filings: (i) Mr. Horner filed a Form 4 on November 2, 2005 reporting one transaction late; (ii) Mr. Toy filed a Form 4 on November 2, 2005 reporting one transaction late; (iii) Mr. Clarke filed an amendment to a previously filed Form 4 on November 2, 2005 reporting one transaction late; and (iv) Mr. Wu filed a Form 5 on December 29, 2005 reporting one transaction late.

REPORT OF THE COMPENSATION COMMITTEE

Introduction

        The Compensation Committee of the Board of the Company was established on January 31, 1997. Mr. Toy, the Chairman of the Compensation Committee, and Mr. Horner served on the Committee throughout 2005, and Mr. Lenzmeier joined the Compensation Committee on April 11, 2005.

        During 2005, the Compensation Committee was comprised solely of Non-Employee Directors who were each: (i) independent as defined under the Nasdaq Marketplace Rules, (ii) a Non-Employee Director for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and (iii) an outside director for purposes of Section 162(m) of the Internal Revenue Code. During 2006, the Committee will be comprised of directors who meet these same standards.

        The primary purpose of the Compensation Committee is to discharge the responsibilities of the Board of Directors relating to all compensation, including equity compensation, of the Company's executives. The Compensation Committee also has overall responsibility for evaluating and making recommendations to the Board regarding equity-based and cash variable compensation plans, policies and programs of the Company.

Compensation Philosophy

        The philosophy of the Compensation Committee is to create a system in which employee compensation is tied to the performance of the Company, thereby promoting stockholder value. The Company's compensation program consists of two principal components: cash-based compensation, both fixed and variable, and equity-based compensation. These two principal components are intended to attract, retain, motivate, increase the productivity of and reward, in a cost-effective manner, executives who are expected to manage both the short-term and long-term success and competitiveness of the Company. In addition, the Compensation Committee attempts to structure the compensation program to be regarded positively by the Company's stockholders, employees, the financial community and the public in general.

Cash-based Compensation

        The Compensation Committee believes that the annual cash compensation paid to executives should be commensurate with the performance of both the Company as a whole and the individual executive in question. For this reason, the Company's executive cash compensation consists of base compensation (salary) and variable incentive compensation (annual bonus).

        Base salaries for executive officers are established considering a number of factors, including the Company's profitability, the individual performance and measurable contribution to the Company's success of the executive in question and pay levels of similar positions with comparable companies in the industry. The Compensation Committee supports the Company's philosophy by providing for moderation in fixed elements of compensation, such as base salary and benefits. Base salary decisions are made as part of the Company's formal annual review process.

        The amount of an executive's annual bonus generally depends on the financial performance of the Company relative to profit targets and the executive's individual performance with respect to the successful completion of objectives and goals deemed by the Compensation Committee to be important in maximizing long-term return to the Company's stockholders. The Compensation Committee reviews these targets, objectives and goals at least annually to meet the changing nature of the Company's business. The incentive (bonus) portion of total cash compensation is set at a higher percentage for more senior officers, with the result that such officers have a higher percentage of their potential total cash compensation at risk.

Equity-based Compensation

        The Compensation Committee administers the Company's equity incentive program, pursuant to which members of management, including the Company's executive officers, may receive annual stock option grants and/or restricted stock purchase rights from a pool of shares set aside by the Company on an annual basis. The purpose of the equity incentive program is to provide additional incentive to executives and other key employees of the Company to work to maximize long-term return to the Company's stockholders. The allocation of stock options and restricted stock purchase rights to the Company's employees, other than the President and Chief Executive Officer, are recommended by the President and Chief Executive Officer for approval by the Compensation Committee. The allocation of stock options and restricted stock purchase rights to the President and Chief Executive Officer is determined solely by the Compensation Committee. In granting equity incentive awards to the executive officers and the President and Chief Executive Officer, the Compensation Committee considers a number of objective and subjective factors, including the executive's position and responsibilities at the Company, such executive's past and anticipated individual performance, current market survey data with respect to equity compensation practices at other peer companies in the Company's industry and the level of achievement by such executive of the performance objectives (as described below) set by the Compensation Committee. Options and restricted stock purchase rights generally vest over a four-year period to encourage executive officers to continue in the employ of the Company. Beginning in 2006, options and restricted stock purchase rights granted to executive officers may also be subject to performance vesting, such that the shares underlying the equity award will only vest if the performance objectives set by the Compensation Committee are achieved, as described further below. The exercise price of options is the market price on the date of grant, ensuring that the option will acquire value only to the extent that the price of the Company's common stock increases relative to the market price at the date of grant. The restricted stock purchase rights entitle the executive officers to purchase the Company's common stock at par value.

Management Performance Objectives

        Starting in 2006, the Compensation Committee will establish annual management performance objectives tailored for each executive officer. Under this regime, options or restricted stock awards granted to each executive officer will vest, or stock purchase rights will be granted, only to the extent that the established performance objectives for such officer have been achieved, upon achievement of pre-established performance objectives for each such executive officer, as determined by the Compensation Committee. The criteria for management performance objectives include (i) achievement of corporate financial measures such as bookings, gross margin, revenue, operating profit, cash flow, inventory turns, contribution margin and cash collections, (ii) achievement of corporate objectives relating to quality and organization, including improvement as to the Company's compliance efforts under Section 404 of the Sarbanes-Oxley Act of 2002, and (iii) achievement by executive officers of additional individualized performance objectives reviewed and approved by the Compensation Committee.

President and Chief Executive Officer Compensation

        The Compensation Committee generally uses the same factors and criteria described above for compensation decisions regarding the President, Chief Executive Officer and Chairman of the Board. During the fiscal year ended December 31, 2005, Mr. Lu received a base salary of $700,000 for serving as the President, Chief Executive Officer and Chairman of the Board of the Company. No bonus was awarded to Mr. Lu with respect to the fiscal year ended December 31, 2005. As with the other executives of the Company, Mr. Lu's compensation was determined by the Compensation Committee, based on the achievement of certain performance objectives of the Company. Criteria considered in the determination of Mr. Lu's compensation included such factors as (i) the compensation provided to chief executive officers of companies comparable to the Company, (ii) specific benchmarks tied to the revenue, growth or profitability of the Company, (iii) decisions made by Mr. Lu in the past fiscal year that improved the business prospects or financial condition of the Company, and (iv) Mr. Lu's leadership role in accomplishing specific goals set for the Company in the past fiscal year. The performance objectives are reviewed annually by the Compensation Committee to ensure that they are consistent with the Company's compensation philosophy.

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code generally disallows a federal tax deduction to publicly held companies for compensation in excess of $1 million paid to the Company's President and Chief Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the gain realized upon exercise of stock options and the vesting of restricted stock. The Company's policy is to qualify, to the extent reasonable, its executive officers' stock option grants for deductibility under applicable tax laws. However, the Compensation Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary for the Company's success because the Compensation Committee feels such objective is in the best interest of the Company's stockholders. Consequently, the Compensation Committee recognizes that the loss of a tax deduction may be necessary in some circumstances.

        Subsequent to the annual stockholder meeting of 2004, awards granted under the Stock Plan no longer qualify as performance-based compensation for 162(m) purposes and therefore are subject to the $1,000,000 limit. Assuming the stockholders approve the 2006 Equity Incentive Plan, the Company will again be able to issue options and other forms of equity compensation that qualify as performance-based compensation for 162(m) purposes and therefore excluded from the calculation of compensation for purposes of the $1,000,000 limit.

Summary

        The Compensation Committee believes that its compensation program to date has been fair and motivating, and has been successful in attracting and retaining qualified employees and in linking compensation directly to the Company's success. The Compensation Committee intends to review this program on an ongoing basis to evaluate its continued effectiveness.

The Compensation Committee
Thomas Toy, Chairman Larry Horner Allen Lenzmeier

REPORT OF THE AUDIT COMMITTEE

        The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2005. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the information by reference in such filing.

        Established on January 31, 1997, the Audit Committee is currently comprised of four Non-Employee Directors. Mr. Horner, the Chairman of the Audit Committee, and Mr. Toy served on the Audit Committee throughout 2005. Mr. Clarke joined the Audit Committee on January 17, 2005 and Mr. Lenzmeier joined the Audit Committee on March 15, 2005. The Board of Directors has determined that each of the members of the Audit Committee is independent as defined by Nasdaq Marketplace Rules and the SEC. The Board also determined that each member of the Audit Committee is "financially literate" and has accounting or related financial management expertise. The Board also determined that each of Messrs. Horner, Clarke and Lenzmeier is an "audit committee financial expert" as defined by SEC rules through his business and professional experience.

        The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal controls and audit functions. The Audit Committee is directly responsible for the appointment, retention, evaluation, compensation, oversight and termination of the Company's independent registered public accounting firm.

        The Audit Committee reviews the results and scope of audit and other services provided by the independent auditors and reviews the accounting principles and auditing practices and procedures to be used in the Company's financial reporting process, including its systems of internal control, and in the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent registered public accounting firm for the last fiscal year, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), is responsible for performing an independent audit of those financial statements. As more fully explained in the Audit Committee's charter, the Audit Committee's responsibility is to provide oversight of and to review those processes. The Audit Committee does not conduct auditing or accounting reviews or procedures, and relies on information and representations provided by management and the independent auditors. The Audit Committee has relied on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements.

        The Audit Committee held 30 meetings during the last fiscal year. The Audit Committee operates pursuant to a charter that it reviews annually.

Audited Financial Statements

        The Audit Committee has reviewed the audited financial statements prepared for the fiscal year ended December 31, 2005. The Audit Committee has discussed the audited financial statements with various members of the management of the Company.

        Management is responsible for maintaining adequate internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting. In addition to its independent audit of the Company's financial statements, PricewaterhouseCoopers has the responsibility for auditing management's assessment of, and the effectiveness of, internal control over financial reporting and expressing an opinion thereon based on its audit. The Audit Committee was kept apprised of the progress of management's assessment of the Company's internal control over financial reporting and provided oversight to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and PricewaterhouseCoopers at meetings throughout the year. At the conclusion of the process, management provided the Audit Committee with a report on the effectiveness of the Company's internal control over financial reporting. The Audit Committee reviewed this report of management and Item 9A, "Control and Procedures," contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 filed with the SEC, as well as PricewaterhouseCoopers' report of independent registered public accounting firm (included in the Company's Annual Report on Form 10-K) relating to its audit of (i) the consolidated financial statements, (ii) management's and the independent auditors' assessment of the effectiveness of internal control over financial reporting and (iii) the effectiveness of internal control over financial reporting. The Audit Committee also reviewed with management and PricewaterhouseCoopers (a) the Company's completed, current and planned initiatives to remediate material weaknesses in the Company's internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002 and (b) the additional analyses undertaken and procedures performed by the Company to support certifications by the Company's Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act to accompany the Company's periodic filings with the SEC.

        In addition, the Audit Committee has discussed the audited financials with PricewaterhouseCoopers, including such items as Statement on Auditing Standards No. 61 and PCAOB Auditing Standard No. 2, "An Audit of Internal Control Over Financial Reporting Conducted in Conjunction with an Audit of Financial Statements." The Audit Committee has also received from PricewaterhouseCoopers a letter and other written disclosures required under Independence Standards Board Standard No. 1, and has had discussions with PricewaterhouseCoopers regarding the independence of PricewaterhouseCoopers as the Company's independent registered public accounting firm.

        After review of all discussions and all written correspondence described above, as well as such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements for the last fiscal year be included in the Company's Annual Report on Form 10-K.

The Audit Committee
Larry Horner, Chairman Jeff Clarke Allen Lenzmeier Thomas Toy

PROPOSAL NO. 2
APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN

        The stockholders are being asked to approve a new employee equity incentive plan, the 2006 Equity Incentive Plan (the "Incentive Plan"). The Company's 1997 Plan is set to expire in January 2007. The Company also maintains the Director Plan and the 2003 Nonstatutory Stock Option Plan (the "2003 Plan"). The Board has approved the Incentive Plan, subject to approval from the stockholders at the Annual Meeting. If the stockholders approve the Incentive Plan, it will replace the Company's 1997 Plan, Director Plan and 2003 Plan and no further awards will be made under such plans, but they will continue to govern awards previously granted thereunder. If the stockholders do not approve the Incentive Plan, the 1997 Plan, Director Plan and 2003 Plan will remain in effect through the remainder of their respective terms. Approval of the Incentive Plan requires the affirmative vote of the holders of a majority of the shares of the Common Stock that are present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

        The Board believes that long-term incentive compensation programs align the interests of management, employees and the stockholders to create long-term stockholder value. The Board believes that plans such as the Incentive Plan increase the Company's ability to achieve this objective, especially, in the case of the Incentive Plan, by allowing for several different forms of long-term incentive awards, which the Board believes will help the Company to recruit, reward, motivate and retain talented personnel. The recent changes in the equity compensation accounting rules, which became effective for the Company on January 1, 2006, also make it important for the Company to have greater flexibility under its employee equity incentive plan. As the new equity compensation accounting rules come into effect for all companies, competitive equity compensation practices may change materially, especially as they pertain to the use of equity compensation vehicles other than stock options.

        The Board believes strongly that the approval of the Incentive Plan is essential to the Company's continued success. In particular, the Company believes that its employees are its most valuable assets and that the awards permitted under the Incentive Plan are vital to the Company's ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which it competes. Such awards also are crucial to the Company's ability to motivate employees to achieve the Company's goals.

Vote Required; Recommendation of the Board of Directors

        Approval of the Incentive Plan requires the affirmative vote of the holders of a majority of the shares of the Common Stock that are present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

        THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE ADOPTION OF THE 2006 EQUITY INCENTIVE PLAN AND THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

Summary of the 2006 Equity Incentive Plan

        The following is a summary of the principal features of the Incentive Plan and its operation. The summary is qualified in its entirety by reference to Incentive Plan itself set forth in Annex A.

        The Incentive Plan provides for the grant of the following types of incentive awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units, (v) performance shares and performance units, and (vi) and other stock or cash awards. (each, an "Award," collectively, "Awards"). Those who will be eligible for Awards under the Incentive Plan include employees, directors and consultants who provide services to the Company and its affiliates. As of June 1, 2006, the Company had approximately 6540 employees, directors and consultants, all of whom would be eligible to participate in the Incentive Plan.

        Number of Shares of Common Stock Available Under the Incentive Plan.    The maximum aggregate number of shares that may be awarded and sold under the Incentive Plan is 4,500,000 shares plus (i) any shares that have been reserved but remain unissued under the 1997 Plan, Director Plan, and 2003 Plan as of the date of stockholder approval of the Incentive Plan, and (ii) any shares subject to stock options or similar awards granted under the 1997 Plan, Director Plan, and 2003 Plan that expire or become exercisable without having been exercised in full and shares issued pursuant to awards granted under the 1997 Plan, Director Plan, and 2003 Plan that are forfeited to or repurchased by the Company. The shares may be authorized, but unissued, or reacquired Common Stock. As of March 31, 2006, the number of shares that were reserved and available for issuance but remained unissued under the 1997 Plan, Director Plan and 2003 Plan was 3,933,333. As of March 31, 2006, options to purchase 22,848,484 shares of the Common Stock were outstanding under the 1997 Plan, Director Plan and 2003 Plan. Also as of March 31, 2006, there were 200,000 shares of restricted stock awards outstanding under these plans.

        If the Company declares a stock dividend or engages in a reorganization or other change in its capital structure, including a merger, the Board will have the discretion to adjust (i) the number of shares available for issuance under the Incentive Plan, (ii) the number of shares subject to outstanding Awards, and (iii) the number of shares specified as per-person limits on Awards, as appropriate, to reflect the change.

        Administration of the Incentive Plan.    The Board, or a committee of directors or of other individuals satisfying applicable laws and appointed by the Board, will administer the Incentive Plan. To make grants to certain of the Company's officers and key employees, the members of the committee must qualify as "Non-Employee Directors" under Rule 16b-3 of the Securities Exchange Act of 1934, and as "outside directors" under Section 162(m) of the Internal Revenue Code (so that the Company can receive a federal tax deduction for certain compensation paid under the Incentive Plan). Subject to the terms of the Incentive Plan, the Board or its committee has the sole discretion to select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards, and to interpret the provisions of the Incentive Plan and outstanding Awards. Notwithstanding the foregoing, the Board or committee may not modify or amend an option or stock appreciation right to reduce the exercise price of that Award after it has been granted or to cancel any outstanding option or stock appreciation right and replace it with a new option or stock appreciation right with a lower exercise price. The Board or other committee administering the Incentive Plan is referred to below as the "Administrator."

        Options.    The Administrator is able to grant nonstatutory stock options and incentive stock options under the Incentive Plan. The Administrator determines the number of shares subject to each option, although the Incentive Plan provides that a participant may not receive options for more than 1,000,000 shares in any fiscal year, except in connection with his or her initial service with the Company, in which case he or she may be granted an option to purchase up to an additional 2,000,000 shares.

        The Administrator determines the exercise price of options granted under the Incentive Plan, provided the exercise price must be at least equal to the fair market value of the Common Stock on the date of grant. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of the Company's outstanding stock must be at least 110% of the fair market value of the Common Stock on the grant date.

        The term of an option may not exceed seven years, except that, with respect to any participant who owns 10% of the voting power of all classes of the Company's outstanding capital stock, the term of an incentive stock option may not exceed five years.

        After a termination of service with the Company, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the Award agreement. If no such period of time is stated in the participant's Award agreement, the participant will generally be able to exercise his or her option for (i) three months following his or her termination for reasons other than death or disability, and (ii) twelve months following his or her termination due to death or disability. In no event may an option be exercised later than the expiration of its term.

        Stock Appreciation Rights.    The Administrator will be able to grant stock appreciation rights, which are the rights to receive the appreciation in fair market value of Common Stock between the exercise date and the date of grant. The Company can pay the appreciation in either cash or shares of Common Stock. Stock appreciation rights will become exercisable at the times and on the terms established by the Administrator, subject to the terms of the Incentive Plan. The Administrator, subject to the terms of the Incentive Plan, will have complete discretion to determine the terms and conditions of stock appreciation rights granted under the Incentive Plan, provided, however, that the exercise price may not be less than 100% of the fair market value of a share on the date of grant and the term of a stock appreciation right may not exceed seven years. No participant will be granted stock appreciation rights covering more than 1,000,000 shares during any fiscal year, except that a participant may be granted stock appreciation rights covering up to an additional 2,000,000 shares in connection with his or her initial service as an employee with the Company.

        After termination of service with the Company, a participant will be able to exercise the vested portion of his or her stock appreciation right for the period of time stated in the Award agreement. If no such period of time is stated in a participant's Award agreement, a participant will generally be able to exercise his or her stock appreciation right for (i) three months following his or her termination for reasons other than death or disability, and (ii) twelve months following his or her termination due to death or disability. In no event will a stock appreciation right be exercised later than the expiration of its term.

        Restricted Stock.    Awards of restricted stock are rights to acquire or purchase shares of the Common Stock, which vest in accordance with the terms and conditions established by the Administrator in its sole discretion. For example, the Administrator may set restrictions based on the achievement of specific performance goals. The Award agreement will generally grant the Company a right to repurchase or reacquire the shares upon the termination of the participant's service with the Company for any reason (including death or disability). The Administrator will determine the number of shares granted pursuant to an Award of restricted stock, but no participant will be granted a right to purchase or acquire more than 300,000 shares of restricted stock during any fiscal year, except that a participant may be granted up to an additional 600,000 shares of restricted stock in connection with his or her initial employment with the Company.

        Restricted Stock Units.    Awards of restricted stock units result in a payment to a participant only if the vesting criteria the Administrator establishes is satisfied. For example, the Administrator may set restrictions based on the achievement of specific performance goals. Upon satisfying the applicable vesting criteria, the participant will be entitled to the payout specified in the Award agreement. Notwithstanding the foregoing, at any time after the grant of restricted stock units, the Administrator may reduce or waive any vesting criteria that must be met to receive a payout. The Administrator, in its sole discretion, may pay earned restricted stock units in cash, shares, or a combination thereof. Restricted stock units that are fully paid in cash will not reduce the number of shares available for grant under the Incentive Plan. On the date set forth in the Award agreement, all unearned restricted stock units will be forfeited to the Company. The Administrator determines the number of restricted stock units granted to any participant, but during any fiscal year of the Company, no participant may be granted more than 300,000 restricted stock units during any fiscal year, except that the participant may be granted up to an additional 600,000 restricted stock units in connection with his or her initial employment to the Company.

        Performance Units and Performance Shares.    The Administrator will be able to grant performance units and performance shares, which are Awards that will result in a payment to a participant only if the performance goals or other vesting criteria the Administrator may establish are achieved or the Awards otherwise vest. The Administrator will establish performance or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. Notwithstanding the foregoing, after the grant of performance units or shares, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or shares. During any fiscal year, no participant will receive more than 300,000 performance shares and no participant will receive performance units having an initial value greater than $2,000,000, except that a participant may be granted performance shares covering up to an additional 600,000 shares in connection with his or her initial employment with the Company. Performance units will have an initial dollar value established by the Administrator on or before the date of grant. Performance shares will have an initial value equal to the fair market value of a share of the Common Stock on the grant date.

        Performance Goals.    Awards of restricted stock, restricted stock units, performance shares, performance units and other incentives under the Incentive Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Internal Revenue Code and may provide for a targeted level or levels of achievement including: annual revenue; cash collections; customer satisfaction MBOs; earnings per share; net income; new orders; operating profit; pro forma net income; return on designated assets; return on equity; return on sales; and product shipments. The performance goals may differ from participant to participant and from Award to Award and may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. Any criteria used may be measured in absolute terms, compared to another company or companies, measured against the performance of the Company as a whole or a segment of the Company, and/or measured on a pre-tax or post-tax basis.

        Grants to Non-Employee Directors.    The Incentive Plan gives the Administrator authority to grant discretionary awards to Non-Employee Directors, but it does not provide for automatic or nondiscretionary awards to Non-Employee Directors. Prior to April 27, 2006, it was the Company's policy to provide each Non-Employee Director an annual grant of an option to purchase 25,000 shares under the 1997 Plan. Non-Employee Directors were also eligible to receive non-discretionary stock option grants under the Director Plan, as described in the section entitled "Director Compensation" in this Proxy Statement. On April 27, 2006, concurrently with the effectiveness of the Company's compensation plan for the Non-Employee Directors in the year 2006, the Board suspended until further action all future grants of stock options under the Director Plan. On April, the Board also suspended the policy of granting annual option grants to the Non-Employee Directors under the 1997 Plan, choosing instead to issue a specific number of options as part of each Non-Employee Director's annual compensation package. The absence of provisions in the Incentive Plan allowing automatic or nondiscretionary awards reflects the Board's current policy of favoring discretionary awards.

        Transferability of Awards.    Awards granted under the Incentive Plan are generally not transferable, and all rights with respect to an Award granted to a participant generally may be exercised during a participant's lifetime only by the participant; provided, however, that with the Administrator's approval, a participant may (i) transfer an Award to a participant's spouse or former spouse pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights, or (ii) transfer an Award by gift to or for the benefit of the participant's immediate family.

        Change of Control.    In the event of a change of control of the Company, each outstanding Award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation, or the parent or subsidiary of the successor corporation, refuses to assume or substitute for the Award, the participant will fully vest in and have the right to exercise all of his or her outstanding options or stock appreciation rights, including shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on restricted stock will lapse, and, with respect to restricted stock units, performance shares and performance units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an option or stock appreciation right is not assumed or substituted for in the event of a change of control, the Administrator will notify the participant in writing or electronically that the option or stock appreciation right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.

        Amendment and Termination of the Incentive Plan.    The Administrator will have the authority to amend, alter, suspend or terminate the Incentive Plan, except that stockholder approval will be required for any amendment to the Incentive Plan to the extent required by any applicable laws. No amendment, alteration, suspension or termination of the Incentive Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the Administrator and which agreement must be in writing and signed by the participant and the Company. The Incentive Plan will terminate in June 2016, unless the Board terminates it earlier.

Number of Awards Granted to Employees, Consultants, and Directors

        Number of Awards Employees, Directors or Consultants Would Have Received since January 2005 to March 2006 under the Incentive Plan

        If the Incentive Plan were in place last year, its terms would not have resulted in a different number of Awards being granted between the beginning of 2005 to March 31, 2006. The following table sets forth (i) the aggregate number of shares of Common Stock subject to options granted under the 1997 Plan, Director Plan, and 2003 Plan during this period, (ii) the average per share exercise price of such options, (iii) the aggregate number of shares issued pursuant to awards of restricted stock granted under the 1997 Plan during this period, and (iv) the dollar value of such shares based on $7.64 per share.

New Plan Benefits Table

Name of Individual or Group	Number of Options Granted		(Weighted) Average Per Share Exercise Price	Number of Shares of Restricted Stock(1)		Dollar Value of Shares of Restricted Stock
Hong Liang Lu(2) President, Chief Executive Officer and Chairman of the Board	260,000		$6.25	130,000		$812,500
Ying Wu(3) Executive Vice President and Vice Chairman	100,000		$6.25	50,000		$312,500
Francis Barton Executive Vice President and Chief Financial Officer	492,000	(4)	$8.34	146,000	(8)	$1,169,500	(12)
William Huang Senior Vice President and Chief Technology Officer	141,667	(5)	$7.33	33,333	(9)	$208,331
Michael Sophie Executive Vice President and Chief Operating Officer	183,600	(6)	$7.36	41,800	(10)	$261,250
Shao-Ning Chou Former Senior Vice President	—		—	—		—
All executive officers, as a group	1,177,267	(7)	$7.43	401,133	(11)	$2,764,081	(13)
All directors who are not executive officers, as a group	300,000		$11.60	—		—
All employees who are not executive officers, as a group	8,657,879		$7.83	—		—

(1)
Represents stock purchase rights that were originally granted on February 28, 2006 as restricted stock purchase rights. Except for the award of 100,000 shares of the restricted stock granted on August 1, 2005 to Mr. Barton, the restricted stock purchase rights were allowed to lapse unexercised, and in their place the stock purchase rights may be granted following the 2006 fiscal year-end, based upon management performance objectives.

(2)
Mr. Lu did not receive any Award during the fiscal year 2005. The figures reflect the options to purchase 260,000 shares of the Common Stock granted on February 28, 2006 and the right to purchase 130,000 shares of the restricted stock granted on February 28, 2006, which expired unexercised on March 31, 2006, and the stock purchase rights may be granted in their place following the 2006 fiscal year-end, based upon management performance objectives.

(3)
Mr. Wu did not receive any Award during the fiscal year 2005. The figures reflect the options to purchase 100,000 shares of the Common Stock granted on February 28, 2006 and the right to purchase 50,000 shares of the restricted stock granted on February 28, 2006, which expired unexercised on March 31, 2006, and the stock purchase rights may be granted in their place following the 2006 fiscal year-end, based upon management performance objectives.

(4)
Reflects options to purchase (i) 400,000 shares of the Common Stock granted on August 1, 2005 and (ii) 92,000 shares of the Common Stock granted on February 28, 2006.

(5)
Reflects options to purchase (i) 75,000 shares of the Common Stock granted on November 15, 2005 and (ii) 66,667 shares of the Common Stock granted on February 28, 2006.

(6)
Reflects options to purchase (i) 100,000 shares of the Common Stock granted on November 15, 2005 and (ii) 83,600 shares of the Common Stock granted on February 28, 2006.

(7)
Reflects options to purchase (i) 575,000 shares of the Common Stock granted during the fiscal year 2005 and (ii) 602,267 shares of the Common Stock granted on February 28, 2006.

(8)
Reflects awards of (i) 100,000 shares of the restricted stock granted on August 1, 2005 and (ii) the right to purchase 46,000 shares of the restricted stock granted on February 28, 2006, which expired unexercised on March 31, 2006, and the stock purchase rights may be granted in their place following the 2006 fiscal year-end, based upon management performance objectives.

(9)
Reflects the restricted stock purchase right granted on February 28, 2006, which expired unexercised on March 31, 2006, and the stock purchase rights may be granted in their place following the 2006 fiscal year-end, based upon management performance objectives.

(10)
Reflects the restricted stock purchase right granted on February 28, 2006, which expired unexercised on March 31, 2006, and the stock purchase rights may be granted in their place following the 2006 fiscal year-end, based upon management performance objectives.

(11)
Reflects awards of (i) 100,000 shares of restricted stock granted on August 1, 2005 and (ii) the right to purchase 301,133 shares of restricted stock granted on February 28, 2006, which expired unexercised on March 31, 2006, and the stock purchase rights may be granted in their place following the 2006 fiscal year-end, based upon management performance objectives.

(12)
The closing sales prices of (i) $8.82 per share of the Common Stock as listed on the Nasdaq National Market on the grant date of 100,000 shares of the restricted stock to Mr. Barton, August 1, 2005, and (ii) $6.25 per share as listed on the Nasdaq National Market on the grant date of the right to purchase 46,000 shares of the restricted stock, February 28, 2006, have been used to determine the total dollar value of the restricted stock award granted Francis Barton from the beginning of 2005 to present.

(13)
The closing sales prices of (i) $8.82 per share of the Common Stock as listed on the Nasdaq National Market on the grant date of 100,000 shares of the restricted stock to Mr. Barton, August 1, 2005, and (ii) $6.25 per share as listed on the Nasdaq National Market on the grant date of the right to purchase 301,133 shares of the restricted stock to the named officers, February 28, 2006, have been used to determine the total dollar value of the restricted stock award granted to the named officers from the beginning of 2005 to present.

  Number of Awards Non-Employee Directors May Receive in 2006 under the Incentive Plan

        The number of Awards that an employee or consultant may receive under the Incentive Plan in 2006 is in the discretion of the Administrator and therefore cannot be determined in advance.

Federal Tax Aspects

        The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the Incentive Plan. Tax consequences for any particular individual may be different.

        Nonstatutory Stock Options.    No taxable income is reportable when a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

        Incentive Stock Options.    No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

        Stock Appreciation Rights.    No taxable income is reportable when a stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

        Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares. A participant generally will not have taxable income at the time an Award of restricted stock, restricted stock units, performance shares or performance units are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. However, the recipient of a restricted stock Award may elect to recognize income at the time he or she receives the Award in an amount equal to the fair market value of the shares underlying the Award (less any cash paid for the shares) on the date the Award is granted.

        Tax Effect for the Company.    The Company generally will be entitled to a tax deduction in connection with an Award under the Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to the Company's Chief Executive Officer and to each of its four most highly compensated executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the Incentive Plan, setting limits on the number of Awards that any individual may receive and for Awards other than certain stock options, establishing performance criteria that must be met before the Award actually will vest or be paid. The Incentive Plan has been designed to permit the Administrator to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Awards.

        Section 409A.    Section 409A of the Internal Revenue Code, which was added by the American Jobs Creation Act of 2004, provides certain new requirements on non-qualified deferred compensation arrangements. These include new requirements with respect to an individual's election to defer compensation and the individual's selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (e.g., the individual's separation from service, a predetermined date, or the individual's death). Section 409A imposes restrictions on an individual's ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual's distribution commence no earlier than six months after such officer's separation from service.

        Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A. If an Award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the Award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an Award that is subject to Section 409A fails to comply with Section 409A's provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. The Internal Revenue Service has not issued final regulations under Section 409A and, accordingly, the requirements of Section 409A (and the application of those requirements to Awards issued under the Plan) are not entirely clear.

        THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board has selected PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2006 and recommends that the stockholders ratify this selection. PricewaterhouseCoopers LLP also audited the Company's financial statements for its fiscal year ended December 31, 2005. The Board expects that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be given an opportunity to make a statement at the meeting and will be available to respond to appropriate questions.

        Stockholder ratification of this selection of PricewaterhouseCoopers LLP as the Company's Independent Public Accounting Firm is not required by the Bylaws or otherwise. However, the Board has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of PricewaterhouseCoopers LLP as independent registered public firm, the Audit Committee and the Board will consider whether to retain that firm for the year ended December 31, 2006. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at anytime during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

PricewaterhouseCoopers LLP Fees for the Fiscal Year Ended December 31, 2005

  Audit Fees

        Fees for the fiscal year ended December 31, 2005 audit and interim reviews were $11,900,000. Fees for the fiscal year ended December 31, 2004 audit and interim reviews were $8,424,000.

  Audit-Related Fees

        Audit-related fees were $1,000,000 and $773,000 for fiscal years ended December 31, 2005 and December 31, 2004, respectively. Such services included due diligence and other procedures performed surrounding certain of the Company's acquisitions and accounting consultation.

  Tax Fees

        During the fiscal year ended December 31, 2005, fees related to tax advice, compliance and planning were $275,000. For the fiscal year ended December 31, 2004 fees for tax advice, compliance and planning totaled $3,135,000.

  All Other Fees

        Other fees during the year ended December 31, 2005 totaled $7,000 and consisted entirely of fees related to research tools. For the fiscal year ended December 31, 2004 other fees totaled $5,000 and consisted entirely of fees related to training.

        The Audit Committee has determined that the provision by PricewaterhouseCoopers LLP of non-audit services to us in 2005 is compatible with PricewaterhouseCoopers LLP maintaining its independence.

  Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee has direct responsibility for the appointment, retention, evaluation, compensation, oversight and termination of the independent registered public accounting firm employed by the Company. In October 2003, the Audit Committee of the Board established a Non-Audit Services Subcommittee. The Non-Audit Services Subcommittee, consisting of Mr. Horner, is authorized to preapprove non-audit services to be performed by the Company's independent public accountants in amounts not to exceed $50,000 per engagement. Non-audit services to be performed by the Company's independent registered public accounting firm in amounts to exceed $50,000 per engagement will be approved by the Audit Committee. For the fiscal year 2005, there were no audit-related fees, tax fees, or any other non-audit fees that were approved by the Audit Committee pursuant to the "de minimis" exception under Regulation S-X Rule 2-01(c)(7)(i)(C).

Required Vote

        The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006 requires the affirmative vote of the holders of a majority of the shares of the Common Stock that are present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

        THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

COMPANY'S STOCK PERFORMANCE

        Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the Nasdaq composite (U.S. and foreign) index and the S&P Wireless Telecommunication Services index for the period commencing on December 29, 2000 and ending on December 31, 2005. The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

        The graph assumes that $100 was invested on December 29, 2000 in the Company's Common Stock and in each index (based on the sales closing price of $15.50 per share on December 29, 2000), and that all dividends were reinvested. No cash dividends have been declared or paid on the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns. The Company operates on a 52-week fiscal year that ended on Friday, December 31, 2005. Under the assumptions stated above, over the period from December 29, 2000 to December 31, 2005 the total return on an investment in the Company would have been -48.00% as compared to 4.53% for the Nasdaq composite (U.S. and foreign) index and -10.05% for the S&P Wireless Telecommunication Services index shown below.

STOCK PRICE PERFORMANCE GRAPH FOR
UTSTARCOM, INC.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN*
AMONG UTSTARCOM, INC., THE NASDAQ STOCK MARKET (U.S. & FOREIGN) INDEX
AND THE S & P WIRELESS TELECOMMUNICATION SERVICES INDEX

*
$100 invested in stock or in index on December 29, 2000—including reinvestment of dividends. Fiscal year ending December 31, 2005.

	Period Ending
Index
	12/00	12/01	12/02	12/03	12/04	12/05
UTSTARCOM, INC.	$100.00	$183.87	$127.94	$239.16	$142.90	$52.00
NASDAQ STOCK MARKET (U.S. & FOREIGN)	$100.00	$83.93	$63.03	$84.88	$87.28	$104.53
S & P WIRELESS TELECOMMUNICATION SERVICES	$100.00	$78.35	$31.57	$56.11	$88.28	$89.95

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Indemnification Agreements

        During 2005, the Company was party to indemnification agreements with certain of its directors and executive officers.

        SOFTBANK CORP. is an affiliate of SOFTBANK America, Inc., one of the Company's significant stockholders. Since the beginning of the 2005 financial year, the Company has engaged, continues to engage or proposes to engage in the following transactions with entities affiliated with SOFTBANK CORP.:

  •
  On December 26, 2005, the Company and SOFTBANK CORP. entered into a Stock Purchase Agreement, pursuant to which the Company agreed to sell, and SOFTBANK CORP. agreed to purchase, the Company's 10% ownership interest in SB CHINA HOLDINGS PTE LTD ("SBCH"), an investment fund established by SOFTBANK CORP., represented by 8,022 ordinary shares of SBCH (the "Shares"), for a purchase price of $56.9 million. The closing of the sale and purchase of the Shares occurred on December 28, 2005 (the "Closing"). Upon the Closing, the Company no longer held an ownership interest in SBCH, which caused the Joint Venture Agreement between the Company and SOFTBANK CORP., entered into as of May 29, 2000 to govern the parties' respective shareholdings in SBCH, to terminate pursuant to its terms effective as of December 28, 2005.

  •
  On July 17, 2003, the Company entered into a Mezzanine Loan Agreement with BB Modem Rental PLC ("BB Modem"), an affiliate of SOFTBANK CORP. Under the terms of the agreement, the Company loaned BB Modem $10.1 million at an effective interest rate of 12.01% per annum, for the purpose of investing in a portfolio of ADSL modems and associated modem rental agreements, from Softbank BB Corporation ("Softbank BB"), formerly BB Technologies, an affiliate of SOFTBANK America, Inc.

  •
  The Company has invested $2.0 million in Restructuring Fund No. 1, a venture capital investment limited partnership established by SOFTBANK INVESTMENT CORP., an affiliate of SOFTBANK CORP. The investment balance as of December 31, 2005 was $2.0 million.

  •
  In December 2002, a venture capital fund affiliated with SOFTBANK CORP. made a capital investment in MDC Holding Limited ("MDC Holding"). In December 2004, the Company exercised a warrant for ordinary shares of MDC Holding for which it paid approximately $0.8 million. In 2004, the Company received payments from Beijing MDC Telecommunications Co., Ltd. ("Beijing MDC"), an affiliate of MDC Holding, of approximately $0.8 million for purchases of equipment and the provision of consulting services, and in 2004 the Company paid to Beijing MDC approximately $0.5 million for PAS value added services and as rental payments. During the period from January 2005 to March 2005, the Company entered into an agreement to sell equipment to Beijing MDC with a value of approximately $2.3 million.

  •
  The Company recognized aggregate revenue of $394.1 million during 2005 with respect to sales to affiliates of SOFTBANK CORP., including (i) sales of telecommunications equipment to Softbank BB, (ii) sales of equipment and services to Japan Telecom Co., Ltd, a wholly owned subsidiary of SOFTBANK CORP., and (iii) sales of equipment to BB Cable and BB Hikari Dept KK, affiliates of SOFTBANK CORP.

  Starcom Products, Inc.

        Yulan Wu, the spouse of Ying Wu, Executive Vice President and Vice Chairman of the Board, is the beneficial owner of approximately 31% of Starcom Products, Inc. ("Starcom Products"). In 2005

and during the period from January 2006 to March 2006, the Company paid Starcom Products approximately $0.7 million for engineering consulting and employee placement services.

  Acoustek Int'l Corp.

        The Company obtains consulting services from Acoustek Int'l Corp. ("Acoustek"), which employs Minnie Huang, spouse of William Huang, our Senior Vice President and Chief Technology Officer. The Company paid to Acoustek $0.1 million in 2005 and $0.1 million in 2004 for consulting services provided by Ms. Huang.

  2006 Executive Officer Equity Grants

        On February 28, 2006, the Compensation Committee granted stock options and committed to grant rights to purchase stock to the executive officers as follows:

Name	Title	Number of Shares Underlying Option Grants	Number of Shares Underlying Stock Purchase Rights to Be Granted(1)
Hong Lu	Chief Executive Officer and President	260,000	130,000
Ying Wu	Executive Vice President; Chairman and Chief Executive Officer of China Operations	100,000	50,000
Francis Barton	Executive Vice President and Chief Financial Officer	92,000	46,000
Michael Sophie(2)	Former Executive Vice President and Chief Operating Officer	83,600	41,800
William Huang	Executive Vice President and Chief Technology Officer	66,667	33,333

(1)
Represents stock purchase rights that were originally granted on February 28, 2006 as restricted stock purchase rights. The restricted stock purchase rights were allowed to lapse unexercised, and in their place the stock purchase rights may be granted following the 2006 fiscal year-end, based upon management performance objectives.

(2)
Effective May 5, 2006, the Securities granted to Mr. Sophie have been canceled or terminated pursuant to the Severance Agreement and Release dated April 13, 2006. For more information on the Severance Agreement and Release, see the section entitled "Severance Benefits" under "Certain Relationships and Related Transactions" in this Proxy Statement.

        The options were issued to each executive officer under the 1997 Plan pursuant to the form of Stock Option Agreement approved for use under the 1997 Plan with respect to stock option grants to the Company's directors and executive officers, as previously filed with the Securities and Exchange Commission. Each option has an exercise price of $6.25 per share, which equals the closing price of the Common Stock on the Nasdaq Stock Market on the date of grant. The stock purchase rights, if granted, will entitle the executive officers to purchase Common Stock at par value. The options will vest, and the stock purchase rights will be granted, to each executive officer based upon management performance objectives established and tailored for such executive officer by the Compensation Committee for the Company's 2006 fiscal year, including (i) achievement of corporate financial measures such as bookings, gross margin, revenue, operating profit, cash flow, inventory turns, contribution margin and cash collections, (ii) achievement of corporate objectives relating to quality and organization and (iii) achievement by such executive officer of additional individualized performance objectives reviewed and approved by the Compensation Committee. Performance will be measured against the established objectives and the options of each executive officer shall vest, and the stock purchase rights shall be granted, to the extent the established objectives have been achieved, on the date such a determination is made by the Compensation Committee, in its sole discretion, provided that such executive officer remains an employee of the Company on the date of determination. The Compensation Committee's determination as to the extent the established objectives have been achieved shall be made as soon as administratively practicable following the 2006 fiscal year-end.

  2006 Director Compensation

        On April 27, 2006, the Nominating and Corporate Governance Committee of the Board recommended to the Board, and the Board approved, the 2006 annual equity and cash compensation for the Non-Employee Directors, after a review of market trends and the changing level of responsibilities of the Non-Employee Directors. The changes in cash compensation, effective as of April 27, 2006, are as follows:

        Cash and Incidental Compensation by Category:

Annual Compensation	Effective April 27, 2006	Prior to Change
Director Retainer	$50,000	$40,000
Lead Director Fee	$22,500	$20,000
Audit Committee Chair Fee	$12,500	$10,000
Compensation Committee Chair Fee	$7,500	$5,000
Nominating and Governance Committee Chair Fee	$7,500	$5,000
Audit Committee Member Fee	$5,000	$3,500
Compensation Committee Member Fee	$4,500	$3,000
Nominating and Governance Committee Member Fee	$3,500	$2,000
Credit towards Company Products	$1,000	None

        Annual Cash Compensation by Non-Employee Director:

Name	Annual Cash Compensation*
Larry Horner
Director Retainer		$50,000
Lead Director Fee	$	†
Audit Committee Chair Fee		$12,500
Compensation Committee Member Fee		$4,500
Nominating and Corporate Governance Committee Member Fee		$3,500
One-time cash award for services in 2005		$20,000
Thomas Toy
Director Retainer		$50,000
Lead Director Fee	$	†
Compensation Committee Chair Fee		$7,5000
Audit Committee Member Fee		$5,000
Nominating and Corporate Governance Committee Member Fee		$3,500
One-time cash award for services in 2005		$15,000
Jeff Clarke
Director Retainer		$50,000
Nominating and Corporate Governance Committee Chair Fee		$7,500
Audit Committee Member Fee		$5,000
One-time cash award for services in 2005		$15,000
Allen Lenzmeier
Director Retainer		$50,000
Audit Committee Member Fee		$5,000
Compensation Committee Member Fee		$4,500
One-time cash award for services in 2005		$15,000

*
Effective April 27, 2006

†
Mr. Horner will receive a pro-rated portion of the Lead Director Fee for his service as Lead Director prior to June 6, 2006. Mr. Toy will receive a pro-rated portion of the Lead Director Fee for his service as Lead Director from June 6, 2006.

        In addition to cash compensation, on April 27, 2006, the Board granted stock options and preapproved the grant of restricted stock purchase rights (collectively, the "Non-Employee Grants") to the Non-Employee Directors as follows:

Name	Number of Shares Underlying Option Grants	Number of Shares of Restricted Stock*
Larry Horner	20,675	11,376
Thomas Toy	19,905	10,952
Jeff Clarke	20,320	11,180
Allen Lenzmeier	20,675	11,376

*
The grant of restricted stock purchase rights was preapproved by the Board to be effective on the second trading day following the date the Company files its Annual Report on Form 10-K for the year ended December 31, 2005 and any other periodic reports then required to be filed with the SEC, contingent upon each Non-Employee Director's continued service on the Board as of such date.

        The Non-Employee Grants were issued to each Non-Employee Director under the Company's 1997 Plan pursuant to the (i) form of Stock Option Agreement approved for use under the 1997 Plan with respect to stock option grants to the Company's Non-Employee Directors and (ii) form of restricted stock purchase agreement approved for use under the 1997 Plan, each as previously filed with the SEC. Each option has an exercise price of $7.67 per share, which equals 110% of the closing price of the Company's common stock on the Nasdaq Stock Market on April 27, 2006. The restricted stock purchase rights, as preapproved by the Board, will entitle the Non-Employee Directors to purchase the Company's common stock at par value. The options vest in equal monthly installments over a 12-month period beginning on April 27, 2006. The shares underlying the restricted stock purchase rights, when issued, will vest in equal quarterly installments over a 12-month period beginning on April 27, 2006.

        Effective January 1, 2007, Mr. Toy, currently a Non-Employee Director of the Company, will assume the position of Chairman of the Board. To promote and facilitate a smooth transition of the role of Chairman of the Board, Mr. Toy has assumed greater responsibility on the Board and has been assigned additional duties on the Board during the transition period. On June 20, 2006, the Board approved a cash compensation award of $106,000 to Mr. Toy to compensate Mr. Toy for his additional services on the Board during the transition period. The compensation award will be payable in three equal payments of approximately $35,434 on each of June 30, 2006, September 30, 2006 and December 31, 2006. The compensation award is to be paid in addition to the regular annual cash retainer, fees and equity grants previously approved by the Board as compensation for Mr. Toy's services as a member of the Board and Board committees and as Lead Director of the Board.

  Severance Benefits and Change of Control Arrangements

        The Company is a party to certain agreements with each of Messrs. Lu, Wu, Huang and Barton, pursuant to which Messrs. Lu, Wu, Huang and Barton may be entitled to benefits contemplated by such agreements in case of termination following a change of control of the Company, or, for Messrs. Wu, Huang and Barton, also in case of termination without cause. For detailed discussion on the benefits contemplated by the agreements with Messrs. Lu, Wu, Huang and Barton, please see the section entitled "Employment Contracts, Termination of Employment and Change of Control Arrangements" in this Proxy Statement.

        On April 13, 2006, the Company and Mr. Sophie entered into the Severance Agreement in connection with Mr. Sophie's resignation as Executive Vice President and Chief Operating Officer of the Company effective May 5, 2006. The Severance Agreement replaces and supersedes all prior agreements concerning Mr. Sophie's employment relationship with the Company, with the exception of the confidentiality agreement and any applicable stock option agreement entered into by and between the Company and Mr. Sophie under the Company's existing stock plans. Under the terms of the Severance Agreement, the Company paid Mr. Sophie the equivalent of six (6) months of regular base salary in a lump sum of $220,000, less applicable withholdings. Mr. Sophie also received payments for his accrued but unpaid Paid Time Off and Floating Holiday Benefits (as described in the Severance Agreement). In addition, the Company paid the approximate equivalent of six (6) months of Mr. Sophie's COBRA premiums in a lump sum of $6,000, less applicable withholdings.

        Pursuant to the terms of the Severance Agreement, Mr. Sophie's stock options that were not vested as of May 5, 2006 were canceled or terminated. Mr. Sophie will have the right to exercise vested options at any time within 120 days after May 5, 2006, but no later than the option expiration date. The Severance Agreement also provides for a mutual release of claims by the Company and Mr. Sophie.

OTHER MATTERS

        The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ FRANCIS P. BARTON Francis P. Barton Executive Vice President and Chief Financial Officer
Dated: June 21, 2006

ANNEX A

UTSTARCOM, INC.

2006 EQUITY INCENTIVE PLAN

        1.    Purposes of the Plan.    The purposes of this Plan are:

  •
  to attract and retain the best available personnel for positions of substantial responsibility,

  •
  to provide incentives to individuals who perform services to the Company, and

  •
  to promote the success of the Company's business.

        The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

        2.    Definitions.    As used herein, the following definitions will apply:

          (a)   "Administrator" means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

          (b)   "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

          (c)   "Annual Revenue" means the Company's or a business unit's net sales for the Performance Period, determined in accordance with generally accepted accounting principles; provided, however, that prior to the Performance Period, the Administrator shall determine whether any significant item(s) shall be excluded or included from the calculation of Annual Revenue with respect to one or more Participants.

          (d)   "Applicable Laws" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

          (e)   "Award" means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

          (f)    "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

          (g)   "Board" means the Board of Directors of the Company.

          (h)   "Cash Collections" means the actual cash or other freely negotiable consideration, in any currency, received in satisfaction of accounts receivable created by the sale of any Company products or services.

          (i)    "Change in Control" means the occurrence of any of the following events:

              (i)  Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities;

             (ii)  The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

            (iii)  A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

            (iv)  The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

          (j)    "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

          (k)   "Committee" means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

          (l)    "Common Stock" means the common stock of the Company.

          (m)  "Company" means UTStarcom, Inc., a Delaware corporation, or any successor thereto.

          (n)   "Consultant" means any person, including an advisor, engaged by the Company or its Affiliates to render services to such entity.

          (o)   "Customer Satisfaction MBOs" means as to any Participant, the objective and measurable individual goals set by a "management by objectives" process and approved by the Administrator, which goals relate to the satisfaction of external or internal customer requirements.

          (p)   "Determination Date" means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as "performance-based compensation" under Section 162(m) of the Code.

          (q)   "Director" means a member of the Board.

          (r)   "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

          (s)   "Earnings Per Share" means as to any Performance Period, the Company's Net Income or a business unit's Pro Forma Net Income, divided by a weighted average number of Shares outstanding and dilutive common equivalent Shares deemed outstanding.

          (t)    "Employee" means any person, including Officers and Directors, employed by the Company or its Affiliates. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

          (u)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (v)   "Fair Market Value" means, as of any date, the value of Common Stock as the Administrator may determine in good faith by reference to the price of such stock on any established stock exchange or a national market system on the day of determination if the Common Stock is so listed on any established stock exchange or a national market system. If the Common Stock is not listed on any established stock exchange or a national market system, the value of the Common Stock will be determined by the Administrator in good faith.

          (w)  "Fiscal Year" means the fiscal year of the Company.

          (x)   "Incentive Stock Option" means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (y)   "Net Income" means as to any Performance Period, the income after taxes of the Company determined in accordance with generally accepted accounting principles, provided that prior to the Performance Period, the Administrator shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more participants.

          (z)   "New Orders" means as to any Performance Period, the firm orders for a system, product, part, or service that are being recorded for the first time as defined in the Company's order recognition policy.

          (aa) "Nonstatutory Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

          (bb) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (cc) "Operating Profit" means as to any Performance Period, the difference between revenue and related costs and expenses, excluding income derived from sources other than regular activities and before income deductions.

          (dd) "Option" means a stock option granted pursuant to the Plan.

          (ee) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (ff)  "Participant" means the holder of an outstanding Award.

          (gg) "Performance Goals" will have the meaning set forth in Section 11 of the Plan.

          (hh) "Performance Period" means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

          (ii)   "Performance Share" means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

          (jj)   "Performance Unit" means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

          (kk) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

          (ll)   "Plan" means this 2006 Equity Incentive Plan.

          (mm) "Pro Forma Net Income" means as to any business unit for any Performance Period, the Net Income of such business unit, minus allocations of designated corporate expenses.

          (nn) "Product Shipments" means as to any Performance Period, the quantitative and measurable number of units of a particular product that shipped during such Performance Period.

          (oo) "Restricted Stock" means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

          (pp) "Restricted Stock Unit" means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

          (qq) "Return on Designated Assets" means as to any Performance Period, the Pro Forma Net Income of a business unit, divided by the average of beginning and ending business unit designated assets, or Net Income of the Company, divided by the average of beginning and ending designated corporate assets.

          (rr)  "Return on Equity" means, as to any Performance Period, the percentage equal to the value of the Company's or any business unit's common stock investments at the end of such Performance Period, divided by the value of such common stock investments at the start of such Performance Period, excluding any common stock investments so designated by the Administrator.

          (ss)  "Return on Sales" means as to any Performance Period, the percentage equal to the Company's Net Income or the business unit's Pro Forma Net Income, divided by the Company's or the business unit's Annual Revenue.

          (tt)  "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (uu) "Section 16(b)" means Section 16(b) of the Exchange Act.

          (vv) "Service Provider" means an Employee, Director or Consultant.

          (ww) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

          (xx) "Stock Appreciation Right" means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

          (yy) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (zz) "Successor Corporation" has the meaning given to such term in Section 14(c) of the Plan.

        3.    Stock Subject to the Plan.

          (a)    Stock Subject to the Plan.    Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is 4,500,000 Shares plus (i) any Shares that, as of the date of stockholder approval of this Plan, have been reserved but not issued pursuant to any awards granted under the Company's 1997 Stock Plan (the "1997 Plan"), the Company's Amended 2001 Director Option Plan (the "2001 Plan"), and the Company's 2003 Non-Statutory Stock Option Plan (the "2003 Plan") and are not subject to any awards granted thereunder, and (ii) any Shares subject to stock options or similar awards granted under the 1997 Plan, the 2001 Plan, and the 2003 Plan that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 1997 Plan, the 2001 Plan, and the 2003 Plan that are forfeited to or repurchased by the Company. The Shares may be authorized, but unissued, or reacquired Common Stock.

          (b)    Lapsed Awards.    If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, all of the Shares covered by the Award (that is, Shares actually issued pursuant to a Stock Appreciation Right, as well as the Shares that represent payment of the exercise price) will cease to be available under the Plan. However, Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the tax and exercise price of an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).

        4.    Administration of the Plan.

          (a)    Procedure.

            (i)    Multiple Administrative Bodies.    Different Committees with respect to different groups of Service Providers may administer the Plan.

            (ii)    Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

            (iii)    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

            (iv)    Other Administration.    Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

          (b)    Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

              (i)  to determine the Fair Market Value;

             (ii)  to select the Service Providers to whom Awards may be granted hereunder;

            (iii)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder;

            (iv)  to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

             (v)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

            (vi)  to modify or amend each Award (subject to Section 19(c) of the Plan). Notwithstanding the previous sentence, the Administrator may not modify or amend an Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right after it has been granted (except for adjustments made pursuant to Section 14), and neither may the Administrator cancel any outstanding Option or Stock Appreciation Right and immediately replace it with a new Option or Stock Appreciation Right with a lower exercise price;

           (vii)  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

          (viii)  to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

            (ix)  to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)    Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

        5.    Eligibility.    Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to employees of the Company or any Parent or Subsidiary of the Company.

        6.    Stock Options.

          (a)    Limitations.    Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

          (b)    Number of Shares.    The Administrator will have complete discretion to determine the number of Options granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Options covering more than 1,000,000 Shares. Notwithstanding the foregoing limitation, in connection with a Participant's initial service as an Employee, an Employee may be granted Options covering up to an additional 2,000,000 Shares.

          (c)    Term of Option.    The Administrator will determine the term of each Option in its sole discretion. Any Option granted under the Plan will not be exercisable after the expiration of seven (7) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

          (d)    Option Exercise Price and Consideration.

            (i)    Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. The Administrator may not modify or amend an Option to reduce the exercise price of such Option after it has been granted (except for adjustments made pursuant to Section 14 of the Plan) nor may the Administrator cancel any outstanding Option and replace it with a new Option, Stock Appreciation Right, or other Award with a lower exercise price, unless, in either case, such action is approved by the Company's stockholders.

            (ii)    Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

            (iii)    Form of Consideration.    The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws.

          (e)    Exercise of Option.

            (i)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

            An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with an applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

            (ii)    Termination of Relationship as a Service Provider.    If a Participant ceases to be a Service Provider, other than upon the Participant's termination as the result of the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

            (iii)    Disability of Participant.    If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

            (iv)    Death of Participant.    If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant's death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

            (v)    Other Termination.    A Participant's Award Agreement may also provide that if the exercise of the Option following the termination of Participant's status as a Service Provider (other than upon the Participant's death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the 10th day after the last date on which such exercise would result in such liability under Section 16(b). Finally, a Participant's Award Agreement may also provide that if the exercise of the Option following the termination of the Participant's status as a Service Provider (other than upon the Participant's death or disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option, or (B) the expiration of a period of three (3) months after the termination of the Participant's status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

        7.    Stock Appreciation Rights.

          (a)    Grant of Stock Appreciation Rights.    Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

          (b)    Number of Shares.    The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Stock Appreciation Rights covering more than 1,000,000 Shares. Notwithstanding the foregoing limitation, in connection with a Participant's initial service as an Employee, an Employee may be granted Stock Appreciation Rights covering up to an additional 2,000,000 Shares.

          (c)    Exercise Price and Other Terms.    The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant. The Administrator may not modify or amend a Stock Appreciation Right to reduce the exercise price of such Stock Appreciation Right after it has been granted (except for adjustments made pursuant to Section 14 of the Plan) nor may the Administrator cancel any outstanding Stock Appreciation Right and replace it with a new Stock Appreciation Right, Option, or other Award with a lower exercise price, unless, in either case, such action is approved by the Company's stockholders.

          (d)    Stock Appreciation Right Agreement.    Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

          (e)    Expiration of Stock Appreciation Rights.    A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(e) also will apply to Stock Appreciation Rights.

          (f)    Payment of Stock Appreciation Right Amount.    Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

              (i)  The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

             (ii)  The number of Shares with respect to which the Stock Appreciation Right is exercised.

            At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

        8.    Restricted Stock.

          (a)    Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

          (b)    Restricted Stock Agreement.    Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Notwithstanding the foregoing sentence, during any Fiscal Year no Participant will receive more than an aggregate of 300,000 Shares of Restricted Stock; provided, however, that in connection with a Participant's initial service as an Employee, an Employee may be granted an aggregate of up to an additional 600,000 Shares of Restricted Stock. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

          (c)    Transferability.    Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

          (d)    Other Restrictions.    The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

          (e)    Removal of Restrictions.    Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

          (f)    Voting Rights.    During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

          (g)    Dividends and Other Distributions.    During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

          (h)    Return of Restricted Stock to Company.    On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

        9.    Restricted Stock Units.

          (a)    Grant.    Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d), may be left to the discretion of the Administrator. Notwithstanding the anything to the contrary in this subsection (a), during any Fiscal Year of the Company, no Participant will receive more than an aggregate of 300,000 Restricted Stock Units; provided, however, that in connection with a Participant's initial service as an Employee, an Employee may be granted an aggregate of up to an additional 600,000 Restricted Stock Units.

          (b)    Vesting Criteria and Other Terms.    The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

          (c)    Earning Restricted Stock Units.    Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

          (d)    Form and Timing of Payment.    Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof.

  Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

          (e)    Cancellation.    On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

        10.    Performance Units and Performance Shares.

          (a)    Grant of Performance Units/Shares.    Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant provided that during any Fiscal Year, (a) no Participant will receive Performance Units having an initial value greater than $2,000,000, and (b) no Participant will receive more than 300,000 Performance Shares. Notwithstanding the foregoing limitation, in connection with a Participant's initial service as an Employee, an Employee may be granted up to an additional 600,000 Performance Shares and additional Performance Units having an initial value up to $2,000,000.

          (b)    Value of Performance Units/Shares.    Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

          (c)    Performance Objectives and Other Terms.    The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Participant. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

          (d)    Earning of Performance Units/Shares.    After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

          (e)    Form and Timing of Payment of Performance Units/Shares.    Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

          (f)    Cancellation of Performance Units/Shares.    On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

        11.    Performance Goals.    The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement ("Performance Goals") including one or more of the following measures: (a) Annual Revenue, (b) Cash Collections, (c) Customer Satisfaction MBOs, (d) Earnings Per Share, (e) Net Income, (f) New Orders, (g) Operating Profit, (h) Pro Forma Net Income, (i) Return on Designated Assets, (j) Return on Equity, (k) Return on Sales, and (l) Product Shipments. Any Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be (i) measured in absolute terms, (ii) compared to another company or companies, (iii) measured against the performance of the Company as a whole or a segment of the Company and/or (iv) measured on a pre-tax or post-tax basis (if applicable). Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

        12.    Leaves of Absence/Transfer Between Locations.    Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and its Affiliates. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

        13.    Transferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. With the approval of the Administrator, a Participant may, in a manner specified by the Administrator, (a) transfer an Award to a Participant's spouse or former spouse pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights, and (b) transfer an Option by bona fide gift and not for any consideration, to (i) a member or members of the Participant's immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant's immediate family, (iii) a partnership, limited liability company of other entity whose only partners or members are the Participant and/or member(s) of the Participant's immediate family, or (iv) a foundation in which the Participant and/or member(s) of the Participant's immediate family control the management of the foundation's assets. For purposes of this Section 13, "immediate family" shall mean the Participant's spouse, former spouse, children, grandchildren, parents, grandparents, siblings, nieces, nephews, parents-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law, including adoptive or step relationships and any person sharing the Participant's household (other than as a tenant or employee).

        14.    Adjustments; Dissolution or Liquidation; Merger or Change in Control.

          (a)    Adjustments.    In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9 and 10.

          (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

          (c)    Change in Control.    In the event of a Change in Control, each outstanding Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the "Successor Corporation"). In the event that the Successor Corporation refuses to assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if the Successor Corporation refuses to assume or substitute an Option or Stock Appreciation Right in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

          For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Share or Performance Unit, for each Share subject to such Award (or in the case of an Award settled in cash, the number of implied shares determined by dividing the value of the Award by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

          Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant's consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

        15.    Tax Withholding

          (a)    Withholding Requirements.    Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes required to be withheld with respect to such Award (or exercise thereof).

          (b)    Withholding Arrangements.    The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld, (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

        16.    No Effect on Employment or Service.    Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

        17.    Date of Grant.    The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

        18.    Term of Plan.    Subject to Section 22 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 19 of the Plan.

        19.    Amendment and Termination of the Plan.

          (a)    Amendment and Termination.    The Administrator may at any time amend, alter, suspend or terminate the Plan.

          (b)    Stockholder Approval.    The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

        20.    Conditions Upon Issuance of Shares.

          (a)    Legal Compliance.    Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)    Investment Representations.    As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        21.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

        22.    Stockholder Approval.    The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

Proxy — UTSTARCOM, INC.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. The issues discussed herein, related to the operation of the Company, require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card and return your proxy in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

UTStarcom, Inc.

UTSTARCOM, INC.
1275 Harbor Bay Parkway
Alameda, California 94502

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoint(s) Hong Liang Lu and Francis P. Barton, or any one of the two, with the power to appoint their respective substitutes, and hereby authorize(s) them as proxies to represent and vote as designated on the reverse side, all shares of common stock of the UTStarcom, Inc. (the "Company") held of record by the undersigned on May 25, 2006 at the Annual Meeting of Stockholders to be held on July 21, 2006 and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE	SEE REVERSE SIDE

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE
•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on July 21, 2006.

THANK YOU FOR VOTING

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000004 Least Address Line	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext C 1234567890 J N T
		☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card                        123456        C0123456789         12345

A. Election of Directors		PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
1. The Board of Directors recommends a vote FOR the listed nominees.
	For	Withhold
01—Jeff Clarke	☐	☐
02—Hong Liang Lu	☐	☐

B.    Proposals

The Board of Directors recommends a vote FOR the following proposals.
		For	Withhold	Abstain
2.	Adoption of the 2006 Equity Incentive Plan.	☐	☐	☐
3.	Ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.	☐	☐	☐
In their discretion, the Proxies are authorized to vote upon such other business that may properly come before the meeting.

C.    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)
/ /
0 0 9 6 5 8 1	1 U P X	C O Y

QuickLinks

EXPLANATORY NOTE
YOUR VOTE IS IMPORTANT
QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT AND VOTING AT THE ANNUAL MEETING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
BOARD OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
MANAGEMENT
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NO. 2 APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN
PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
COMPANY'S STOCK PERFORMANCE
STOCK PRICE PERFORMANCE GRAPH FOR UTSTARCOM, INC. COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN* AMONG UTSTARCOM, INC., THE NASDAQ STOCK MARKET (U.S. & FOREIGN) INDEX AND THE S & P WIRELESS TELECOMMUNICATION SERVICES INDEX
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
ANNEX A UTSTARCOM, INC. 2006 EQUITY INCENTIVE PLAN